EXHIBIT 10.3

               INTERCONNECTION AGREEMENT

                        BETWEEN

           INDIANAPOLIS POWER & LIGHT COMPANY

                          AND

       SOUTHERN INDIANA GAS AND ELECTRIC COMPANY





                Dated:  December 2, 1968

                        CONTENTS

Article                                                               Page

    Preamble -------------------------------------------------------    1

 1. Provisions for, and Continuity of Interconnected
    Operation ------------------------------------------------------    2

 2. Services to be Rendered ----------------------------------------    5

 3. Service Conditions ---------------------------------------------    7

 4. Delivery Points, Metering Points, and Metering -----------------   10

 5. Records and Statements -----------------------------------------   12

 6. Billings and Payments ------------------------------------------   13

 7. Operating Committee --------------------------------------------   14

 8. Continuity of Service ------------------------------------------   15

 9. Duration of Agreement ------------------------------------------   16

10. Liability ------------------------------------------------------   18

11. Taxes ----------------------------------------------------------   18

12. Notices --------------------------------------------------------   18

13. Regulatory Authorities -----------------------------------------   19

14. Waivers --------------------------------------------------------   20

15. Entire Agreement Contained Herein ------------------------------   20

16. Construction of Agreement --------------------------------------   20

17. Assignment -----------------------------------------------------   21




                          (i)
Service Schedule                                                     Page

A   Emergency Service ----------------------------------------------   22

B   Energy Transfer ------------------------------------------------   26

C   Interchange Power ----------------------------------------------   30

D   Short Term Power -----------------------------------------------   34

E   Coordination of Scheduled Maintenance of
    Generating Facilities ------------------------------------------   38


                          (ii)

    0.01  THIS AGREEMENT, dated as of the 2nd day of

December, 1968, between INDIANAPOLIS POWER & LIGHT

COMPANY (Indianapolis Company), an Indiana corporation,

and SOUTHERN INDIANA GAS AND ELECTRIC COMPANY (Southern

Indiana Company), also an Indiana corporation,

                      WITNESSETH:

    0.02  WHEREAS, Indianapolis Company and Southern

Indiana Company each owns electric facilities and is

engaged in generation, transmission, distribution, and

sale of electric power and energy within the State of

Indiana; and

    0.03  WHEREAS, Indianapolis Company and Southern

Indiana Company desire that certain 138,000-volt

transmission line facilities be provided and built so as

to establish a 138,000-volt interconnection between the

Indianapolis Company system and the Southern Indiana

Company system; and

    0.04  WHEREAS, Indianapolis Company and Southern

Indiana Company desire to avail themselves of the mutual

benefits and advantages to be realized by interconnected

systems operation through such 138,000-volt

interconnection; and

    0.05  WHEREAS, the parties desire to fix the terms

and conditions upon which such interconnection shall be

provided and built and upon which the furnishing of

interconnection services shall be effected;

    0.06  NOW, THEREFORE, in consideration of the

premises and of the mutual covenants herein set forth,

the parties agree as follows:

                       ARTICLE 1

             PROVISIONS FOR, AND CONTINUITY
              OF INTERCONNECTED OPERATION

Facilities To Be Provided By Southern Indiana Company

    1.01  Southern Indiana Company shall provide, own,

and install, or cause to be installed, at its own

expense, the following described facilities, viz.:

       1.011  A 138,000-volt single circuit transmission

    line (hereby designated and herein called

    Culley-Petersburg Line), approximately 55 miles in

    length, constructed with conductors not smaller than

    795 MCM in size and with suitable ground wires, to

    extend in a generally northerly direction from

    Southern Indiana Company's Culley 138 KV Substation

    to Indianapolis Company's Petersburg Station.

       1.012  At Culley 138 KV Substation, the necessary

    terminal equipment, including facilities essential

    to the protection of line and station equipment.

       1.013  At Culley 138 KV Substation and other

    suitable locations, such communication,

    telemetering, and load control facilities as shall

    hereafter be determined by the parties as necessary

    for the proper and efficient interconnected

    operation of the parties' systems.

Facilities To Be Provided By Indianapolis Company

    1.02  Indianapolis Company shall provide, own, and

install, or cause to be installed at its own expense, the

following described facilities; viz.:

       1.021  At Petersburg Station, the necessary

    terminal equipment, including facilities essential

    to the protection of line and station equipment;

    such terminal equipment shall include one

    138,000-volt automatic circuit breaker, appurtenant

    disconnecting and associated equipment.

       1.022  At Petersburg Station, transformer

    capacity, rated at 300,000 KVA, for conversion of

    the power at the 345,000-volt bus to power at

    138,000 volts.

       1.023  At Petersburg Station, suitable

    138,000-volt metering equipment as described in

    Section 4.03 below.

       1.024  At Petersburg Station and other suitable

    locations, such communication, telemetering, and

    load control facilities as shall hereafter be

    determined by the parties as necessary for the

    proper and efficient interconnected operation of the

    parties' systems.

Interconnection Point

    1.03  The Interconnection Point shall be that point

at Petersburg Station where the terminal facilities

provided therefor by Indianapolis Company shall be

connected to the Culley-Petersburg Line.

Facilities Obligations Common To The Parties

    1.04  Subject to accidents, strikes, litigation,

delays in securing delivery of equipment or other similar

or dissimilar causes beyond the reasonable control of the

parties, including the procuring of the necessary

materials and labor and the obtaining of all the

necessary governmental authorizations and permits

approving the use of such labor and materials, the

installation of the facilities to be provided by the

parties, as hereinabove described, shall be completed and

in service on or before January 1, 1970, and should the

installation of said facilities be delayed beyond said

date due to any of the aforesaid causes it shall

nevertheless be completed as soon thereafter as

practicable.

    1.05  The parties shall cooperate to assure the

maximum practicable coordination of design of the

facilities to be installed by each of them with new and

existing facilities of the other.

Synchronous Operation

    1.06  When the installation of the facilities as

provided for under this Article 1 is completed, the

systems of the parties shall be connected at the

Interconnection Point and thereafter throughout the

duration of this agreement, subject to the provisions of

this Section 1.06, such systems shall be operated in

continuous synchronism through such line.  If synchronous

operation of the systems through such line becomes

interrupted either manually or automatically because of

reasons beyond the control of either party or because of

scheduled maintenance that has been agreed to by both

parties, the parties shall cooperate to remove the cause

of such interruption as soon as practicable and restore

such line to normal operating condition.  Neither party

shall be responsible to the other party for any damage or

loss of revenue caused by any such interruption.

Maintenance of Equipment

    1.07  The parties hereto shall each keep the lines,

together with all associated equipment and appurtenances,

described in Article 1 hereof that are located on their

respective sides of the Interconnection Point in a

suitable condition of repair at all times, each at its

own expense, in order that said lines will operate in a

reliable and satisfactory manner and in order that

reduction in the capacity of said lines will be avoided

to the extent practicable.

                       ARTICLE 2

                SERVICES TO BE RENDERED

    2.01  It is the purpose of the parties hereto to

realize on an equitable basis, all benefits practicable

to be effected through coordination in the operation and

development of their respective systems.  It is

understood by the parties that such benefits may be

realized by them by supplying from time to time, each to

the other, under stated terms and conditions, various

interconnection services including:

         (I)   the furnishing of mutual emergency and

               standby assistance,

        (II)   the transfer of electric

               energy through the transmission system of

               one party for the benefit of the other,

        (III)  the interchange, sale,

               and purchase of energy to effect

               operating economies,

        (IV)   the sale and purchase of

               short-term electric power and energy

               available on the system of one party and

               needed on the system of the other, and

         (V)   the coordination of

               maintenance schedules of generating and

               transmission facilities

In furtherance of such purpose the parties hereto shall

create an Operating Committee as provided under Article

7.

    2.02  Inasmuch as the specific services to be

rendered in furtherance of such purpose will vary from

time to time while this agreement is in effect, and the

terms and conditions applicable to such services may

require modification from time to time, it is intended

that such specific services and the terms and conditions

applicable thereto will be set forth in service schedules

mutually agreed upon from time to time between the

parties.  Such service schedules, until and unless

changed by such mutual agreement, shall be those provided

by Section 2.03 hereof.  Each such service schedule,

while in effect, shall be deemed a part of this

agreement.

    2.03  The respective service schedules designated:

        1.  Service Schedule A - Emergency Service

        2.  Service Schedule B - Energy Transfer

        3.  Service Schedule C - Interchange Power

        4.  Service Schedule D - Short Term Power

        5.  Service Schedule E - Coordination of

Scheduled Maintenance of Generating Facilities

which have been agreed upon between the parties hereto,

are identified as Exhibits I, II, III, IV, and V,

respectively, to this agreement, are attached hereto and

are hereby made a part of the same as if incorporated

herein.

                       ARTICLE 3

                   SERVICE CONDITIONS

Control of System Disturbance

    3.01  The parties hereto shall maintain and operate

their respective systems so as to minimize, in accordance

with sound operating practice, the likelihood of

disturbance originating in either system which might

cause impairment to the service of the system of the

other party or of any system interconnected with the

system of the other party.

Control of Kilovar Exchange

    3.02  It is intended that neither party hereto shall

be obligated to deliver kilovars for the benefit of the

other party; also that neither party shall be obligated

to receive kilovars when to do so may introduce

objectionable operating conditions on its system.  The

Operating Committee shall be responsible for the

establishment from time to time of operating procedures

and schedules, in respect of carrying kilovar loads by

one system for the other in order to secure adequate

service and economical use of the facilities of both

systems and in respect of proper charges, if any, for the

use of facilities carrying kilovar loads.  In discharging

such duties the Operating Committee shall recognize that

in the transmission and delivery of power and energy

hereunder the carrying of kilovar loads by either of the

parties, in harmony with sound engineering principles of

transmission operation with their systems interconnected,

is subject to numerous variables contingent upon loading

and operating conditions existing simultaneously on both

of their systems.  The operating procedures and schedules

so set up by the Operating Committee shall be in accord

with such principles and shall require each of the

parties to carry kilovar loads at such times and in such

amounts as will be equitable to both parties.

Control of Unscheduled Power Deliveries

    3.03  The parties hereto shall exercise reasonable

foresight in carrying out all matters related to the

providing and operating of their respective electric

power resources so as to minimize to the extent

practicable deviations between actual and scheduled

deliveries of electric power and energy between their

systems.  The parties shall provide and install on their

respective systems such communication and telemetering

facilities as are essential to so minimizing such

deviations; and, in developing and executing operating

procedures that will enable the parties to avoid, to the

extent practicable, deviations from scheduled deliveries,

shall fully cooperate with each other and with third

parties whose systems are either directly or indirectly

interconnected with the systems of the parties and who of

necessity, together with the parties, must unify their

efforts cooperatively to achieve effective and efficient

interconnected operation.  The parties recognize,

however, that, despite their best efforts to prevent the

same, unscheduled deliveries of electric energy from one

party to the other may occur.  Electric energy delivered

hereunder in such event shall be settled for either by

the return of equivalent energy or by payment of the

out-of-pocket cost (such cost being as of the delivery

point or points, as provided for in Section 4.01 of this

agreement, taking into account electrical losses incurred

from the source or sources of such energy to said

delivery point or points) to the supplying party of

generating or acquiring such energy plus ten per cent of

such cost.  If equivalent energy is returned, it shall be

returned at times when the load conditions of the party

receiving it are equivalent to the load conditions of

such party at the time the energy for which it is

returned was delivered or, if such party elects to have

equivalent energy returned under different conditions, it

shall be returned in such amounts, to be agreed upon by

the Operating Committee, as will compensate for the

difference in conditions.

                       ARTICLE 4

               DELIVERY POINTS, METERING

                  POINTS AND METERING

Delivery Points

    4.01  All electric energy delivered under this

agreement shall be of the character commonly known as

three-phase sixty-cycle energy, and shall be delivered at

the Interconnection Point, as defined under Section 1.03

hereof, at a nominal voltage of 138,000 volts and at such

other points and voltages as may be agreed upon by the

parties hereto.

Metering Points

    4.02  Electric Power and energy supplied under this

agreement shall be measured by suitable metering

equipment, having appropriate voltage rating, to be

installed, owned and maintained at the metering point or

points by the party in each case, as provided below:

       4.021  At the Interconnection Point specified in

    Section 1.03 above, by 138,000 volt metering

    equipment to be installed, owned and maintained by

    Indianapolis Company; and

       4.022  At such other points as may be hereafter

    agreed upon, such equipment at each such other

    metering point to have such voltage rating and to be

    installed under such arrangement with respect to

    ownership and maintenance thereof as the parties

    mutually determine.

Metering

    4.03  Suitable metering equipment at the metering

points as provided in Section 4.02 above shall include

electric meters, potential and current transformers, and

such other appurtenances as shall be necessary to give

for each direction of flow the following quantities:  (1)

a continuous automatic graphic record of both kilowatts

and kilovars, (2) an automatic record of the

kilowatt-hours for each clock hour, and (3) a continuous

integrating record of the kilowatt-hours.

    4.04  Measurements of electric energy for the

purpose of effecting settlements under this agreement

shall be made by standard types of electric meters

installed and maintained, unless otherwise provided for

in this agreement, by the owner at the metering points as

provided under Section 4.02 above.  The timing devices of

all meters having such devices shall be maintained in

time synchronism as closely as practicable.  The meters

shall be sealed and the seals shall be broken only upon

occasions when the meters are to be tested or adjusted.

For the purpose of checking the records of the metering

equipment installed by one of the parties hereto as

hereinabove provided, the other party hereto shall have

the right to install check metering equipment at the

aforesaid metering points.  Check metering equipment so

installed by one party on the premises of another party,

unless otherwise provided for in this agreement, shall be

owned and maintained by the party installing such

equipment.  Upon termination of this agreement the party

owning such check metering equipment shall remove it from

the premises of the other party.  Authorized

representatives of both parties shall have access at all

reasonable hours to the premises where the meters are

located and to the records made by the meters.

    4.05  The aforesaid metering equipment shall be

tested by the owner at suitable intervals and its

accuracy of registration maintained in accordance with

good practice.  On request of either party hereto, a

special test may be made at the expense of the party

requesting such special test.  Representatives of both

parties shall be afforded opportunity to be present at

all routine or special tests and upon occasions when any

readings for purposes of settlements hereunder are taken

from meters not bearing an automatic record.

    4.06  If, at any test of metering equipment an

inaccuracy shall be disclosed exceeding two percent, the

account between the parties hereto for service

theretofore delivered shall be adjusted to correct for

the inaccuracy over the shorter of the following two

periods:  (1) for the thirty-day period immediately

preceding the day of the test or (2) for the period that

such inaccuracy may be determined to have existed.

Should the metering equipment as provided for under

Section 4.03 hereof at any time fail to register, the

electric power and energy delivered shall be determined

from the check meters, if installed, or otherwise shall

be determined from the best available data.

                       ARTICLE 5

                 RECORDS AND STATEMENTS

Records

    5.01  In addition to records of the metering

provided for in Article 4 hereof, the parties hereto

shall keep in duplicate such other records as may be

needed to afford a clear history of the various

deliveries of electric energy made by one party to the

other, and of the clock-hour integrated demands in

kilowatt-hours delivered by one party to the other.  In

maintaining such records, the parties shall effect such

segregations and allocations of demands and electric

energy delivered into classes representing the various

services and conditions as may be needed in connection

with settlements under this agreement.  The originals of

all such records shall be retained by the party keeping

the records and the duplicates shall be delivered monthly

to the other party except as the parties may agree upon a

different time interval for such delivery.

Statements

    5.02  As promptly as practicable after the end of

each calendar month, the parties hereto shall cause to be

prepared a statement setting forth the electric power and

energy transactions between them during such month in

such detail and with such segregations as may be needed

for operating records or for settlements under the

provision of this agreement.

                       ARTICLE 6

                 BILLINGS AND PAYMENTS

    6.01  All bills for amounts owed by one party hereto

to the other shall be due and payable on the fifteenth

day of the month next following the month to which such

bills are applicable, or on the tenth day following

receipt of bill, whichever date be later.  Interest on

unpaid amounts shall accrue at the rate of six per cent

per annum from the date due until the date upon which

payment is made.  The term "month" shall mean a calendar

month for the purpose of settlements under this

agreement.

                       ARTICLE 7

                  OPERATING COMMITTEE

    7.01  To coordinate the operation of their

respective generating, transmission and substation

facilities, in order that the advantages to be derived

hereunder may be realized by the parties hereto to the

fullest practicable extent, the parties shall establish a

committee of authorized representatives to be known as

the Operating Committee.  Each of the parties shall

designate in writing delivered to the other party, the

person who is to act as its representative on said

committee (and the person or persons who may serve as

alternate whenever such representative is unable to act).

Such representative and alternate or alternates shall

each be persons familiar with the generating,

transmission, and substation facilities of the system of

the party by which he has been so designated, and each

shall be fully authorized (1) to cooperate with the other

representative (or alternates) and (2) from time to time

as the need arises, subject to the declared intentions of

the parties herein set forth and to the terms hereof and

the terms of any other agreements then in effect between

the parties, to determine and agree upon the following:

       7.011  All matters pertaining to the coordination

    of maintenance of the generating and transmission

    facilities of the parties.

       7.012  All matters pertaining to the control of

    time, frequency, energy flow, kilovar exchange,

    power factor, voltage, and other similar matters

    bearing upon the satisfactory synchronous operation

    of the systems of the parties.

       7.013  Such other matters not specifically

    provided for herein upon which cooperation,

    coordination, and agreement as to quantity, time,

    method, terms and conditions are necessary in order

    that the operation of the systems of the parties may

    be coordinated to the end that savings will be

    realized by the parties to the fullest practicable

    extent.

    7.02  For the purpose of inspection and reading of

meters, checking of records, and all other pertinent

matters, said representatives and their alternates shall

have the right of entry to all property of the parties

hereto used in connection with the performance of this

agreement.

                       ARTICLE 8

                 CONTINUITY OF SERVICE

    8.01  Each party hereto shall exercise reasonable

care and foresight to maintain continuity of service as

provided under this agreement, but neither party shall be

considered to be in default in respect of any obligation

hereunder if prevented from fulfilling such obligation by

reason of uncontrollable forces.  The term

"uncontrollable forces" shall be deemed for the purposes

of this agreement to mean earthquake, storm, lightning,

flood, backwater caused by flood, fire, epidemic,

accident, failure of facilities, war, riot, civil

disturbances, strike, labor disturbances, restraint by

court or public authority, or other similar or dissimilar

causes beyond the control of the party affected, which

causes such party could not have avoided by exercise of

reasonable care.  Any party unable to fulfill any

obligation by reason of uncontrollable forces shall

remove such disability with reasonable dispatch.

                       ARTICLE 9

                 DURATION OF AGREEMENT

    9.01  This agreement shall become effective at the

date hereof, subject to the filing requirements of any

other regulatory authority or authorities having

jurisdiction herein and to approval of any such

authority, if required, and shall continue in effect the

expiration of a period of ten consecutive years

commencing upon the Interconnection Date, as defined in

this Section 9.01, and thereafter for successive periods

of one year unless and until terminated as provided in

Section 9.02 below.  The Interconnection Date shall be

the first day of the calendar month next following the

day, or on such day if it should be the first day of a

calendar month, upon which the systems of the parties are

connected at the Interconnection Point as provided for in

Article 1 above.  As soon as practicable following the

establishment of such date, the parties, as a matter of

record, shall exchange letters setting forth their

acceptance thereof as said Interconnection Date.

    9.02  On July 10, 1953, Southern Indiana Company

entered into a certain agreement designated "Inter-

Company Power Agreement" with Ohio Valley Electric

Corporation and certain other public utility companies.

It is mutually agreed that if because Southern Indiana

Company is or may become a Sponsor A or a Sponsor B as

defined in said Inter-Company Power Agreement and should

a condition arise at any time under which the performance

by Southern Indiana Company of any of its obligations

under this agreement conflict in any manner with the

performance by it of any of its obligations under said

Inter-Company Power Agreement, then Southern Indiana

Company shall promptly advise Indianapolis Company in

writing of such fact, and thereafter at any time either

Indianapolis Company or Southern Indiana Company may

terminate this agreement by giving at least thirty-days

written notice to that effect to the other.

    9.03  Either party upon at least thirty months'

prior written notice to the other may terminate this

agreement at the expiration of said initial period of ten

consecutive years or at the expiration of any succeeding

period of one year.

                       ARTICLE 10

                       LIABILITY

   10.01  Each party hereto shall save and hold the

other party hereto free and harmless from and against

liability, loss, damage and expense arising from or

incident to injury or damage to persons or property

occasioned by or in connection with its own facilities or

the production or flow of electric energy by or through

such facilities except when such injury or damage is due

to the negligence of such other party.

                       ARTICLE 11

                         TAXES

   11.01  If at any time during the term hereof there

should be levied or assessed against either of the

parties hereto any direct tax by any taxing authority on

the capacity or energy (or both) generated, purchased,

sold, transmitted, interchanged, or exchanged by it,

(there being no such tax at the date hereof) and such

direct tax results in increasing the cost to either or

both parties hereto in carrying out the provisions of

this agreement, then such increase shall be made in the

charges for capacity or energy (or both) furnished

hereunder as is necessary to make adequate and equitable

allowance for such tax.

                       ARTICLE 12

                        NOTICES

   12.01  Except as herein otherwise provided, any

notice which may be given to or made upon either party

hereto by the other under any of the provisions of this

agreement, shall be in writing unless it is otherwise

specifically provided herein, and shall be treated as

duly delivered when the same is either (a) personally

delivered to the Chief Executive Officer of Indianapolis

Company, in the case of a notice to be given Indianapolis

Company, or personally delivered to the Chief Executive

Officer of Southern Indiana Company, in the case of a

notice to be given Southern Indiana Company, or (b)

deposited in the United States mail, postage prepaid and

properly addressed to the above parties.

   12.02  Any notice, request or demand pertaining to

matters of an operating nature may be delivered, by

ordinary mail, messenger, telephone, telegraph, or orally

as may be appropriate, to an Operating Committee

representative and, if oral, shall be confirmed in

writing as soon as practicable thereafter if either party

hereto so requests in any particular instance.

                       ARTICLE 13

                 REGULATORY AUTHORITIES

   13.01  This agreement is made subject to the

jurisdiction of any regulatory authority or authorities

having jurisdiction in the premises and if any of the

terms and conditions hereof are altered or made

impossible of performance by order or rule of any such

authority, and the parties hereto are unable to agree

upon a modification of such terms and conditions, then in

such event neither party shall be liable to the other for

failure thereafter to comply with such terms and

conditions.

                       ARTICLE 14

                        WAIVERS

   14.01  Any waiver at any time by either party hereto

of its rights with respect to a default under this

agreement, or with respect to any other matter arising in

connection with this agreement, shall not be deemed a

waiver with respect to any subsequent default or matter.

Any delay, short of the statutory period of limitation,

in asserting or enforcing any right under this agreement,

shall not be deemed a waiver of such right.

                       ARTICLE 15

           ENTIRE AGREEMENT CONTAINED HEREIN

   15.01  This agreement contains the entire agreement

between the parties hereto in respect of the subject

matter hereof, and there are no other understandings or

agreements between the parties hereto in respect thereof.

                       ARTICLE 16

               CONSTRUCTION OF AGREEMENT

   16.01  This agreement shall be governed by and

construed according to the laws of the State of Indiana.

                       ARTICLE 17

                       ASSIGNMENT

   17.01  This agreement shall inure to and bind the

respective successors and assigns of the parties hereto,

but the assignment hereof by either party shall not

relieve such party, without the written consent of the

other party, of any obligation to supply, or to take and

pay for, as the case may be, the services herein

contracted for.

   IN WITNESS WHEREOF, the parties hereto have caused

this agreement to be executed by their duly authorized

officers and their respective corporate seals to be

hereunto affixed as of the date first mentioned above.

                              INDIANAPOLIS POWER & LIGHT COMPANY
                                    an Indiana corporation.



                              By /s/ O.T.Fitzwater
                                O.T. Fitzwater, Chairman of the Board



ATTEST:


/s/ Ralph W. Husted
Ralph W. Husted, Secretary

                              SOUTHERN INDIANA GAS AND ELECTRIC COMPANY
                                    an Indiana corporation.



                              By /s/ D.W. Vaugh

                              President

ATTEST:



/s/ L.H. Meyer
               , Secretary
                                                       Exhibit I



                   SERVICE SCHEDULE A

                   EMERGENCY SERVICE

              Under Agreement, dated as of
                December 2, 1968 between

         Indianapolis Power & Light Company and
       Southern Indiana Gas and Electric Company

SECTION 1 - DURATION

    1.1  This Service Schedule, a part of and under

agreement (referred to in this Schedule as the Agreement)

dated as of December 2, 1968, between Indianapolis Power

& Light Company (Indianapolis Company) and Southern

Indiana Gas and Electric Company (Southern Indiana

Company) shall become effective on the Interconnection

Date as defined in Section 9.01 of Article 9 of the

Agreement and shall continue in effect until termination

of the Agreement.

SECTION 2 - SERVICES TO BE RENDERED

    2.1  Subject to the provisions of subsection 2.2 of

this Section 2, in the event of a breakdown or other

emergency in or on the system of either party involving

either sources of power or transmission facilities, or

both, impairing or jeopardizing the ability of the party

suffering the emergency to meet the loads of its system,

the other party shall deliver to such party such electric

energy as it is requested to deliver; provided, however,

that neither party shall be obligated to deliver such

energy which, in its sole judgment, it cannot deliver

without interposing a hazard to or economic burden upon

its operations or without impairing or jeopardizing the

other load requirements of its system; and provided

further, that neither party shall be obligated to deliver

electric energy for a period in excess of forty-eight

consecutive hours during any single emergency.

    2.2  The parties recognize that the delivery of

electric energy as provided for in subsection 2.1 of this

Section 2 is subject to two conditions which may preclude

the delivery of such energy as so provided:  (a) the

party requested to deliver electric energy may be

suffering an emergency in or on its own system as

described in said subsection 2.1, or (b) the system of

the party of whom such request is made may be delivering

electric energy, under a mutual emergency interchange

agreement, to the system of another interconnected

company which is suffering an emergency in or on its

system.  Under conditions as cited under (a) above,

neither party shall be considered to be in default

hereunder if unable to comply with the provisions of said

subsection 2.1.  Under conditions as cited under (b)

above, neither party shall be considered to be in default

hereunder if it is unable to comply with the provisions

of said subsection 2.1 provided that the aforesaid

interconnected company has suffered said emergency in or

on its system prior to and within forty-eight hours of

that of the other party hereto and that, if requested by

said other party, such delivery of electric energy to

said interconnected company shall be discontinued within

forty-eight hours following the start of such delivery,

and a subsequent delivery shall be made for a full forty-

eight hour period to said other party in accordance with

the provisions of said subsection 2.1.

    2.3  If at any time the record over a reasonable

prior period shows clearly that either of the parties has

failed to deliver energy in accordance with and subject

to the provisions of subsection 2.1 and subsection 2.2 of

this Section 2, either party, by written notice given to

the other party, may call for a joint study by the

parties of the reserve generating capacity in and

provided for their respective systems and of their

respective system transmission facilities affecting the

supply and delivery of power and energy under the

Agreement.  It shall be the purpose of such study to

determine the adequacy or inadequacy of reserve

generating capacity and transmission facilities being

provided to meet the requirements of the parties'

respective systems, reflecting obligations under the

Agreement, and, if inadequate, the extent of the burden

that one party may be placing upon the other.  If it

should be found that one party is placing an unreasonable

burden upon the other, the party causing such burden

shall take such measures as are necessary to remove the

burden from the other party, or the parties shall enter

into such arrangements as shall provide for equitable

compensation to the party being burdened.

SECTION 3 - COMPENSATION

    3.1  Electric energy delivered under Section 2 above

shall be settled for either by the return of equivalent

energy or, at the option of the party that supplied such

energy, by payment of the out-of-pocket cost (such cost

being as of the delivery point or points, as provided in

Section 4.01 of Article 4 of the Agreement, taking into

account electrical losses incurred from the source or

sources of such energy to said delivery point or points)

to the supplying party of generating or supplying such

energy plus ten percent of such cost.  If equivalent

energy is returned, it shall be returned at times when

the load conditions of the party receiving it are

equivalent to the load conditions of such party at the

time the energy for which it is returned was delivered

or, if such party elects to have equivalent energy

returned under different conditions, it shall be returned

in such amounts, to be agreed upon by the Operating

Committee, as will compensate for the difference in

conditions.

                                                       Exhibit II

                   SERVICE SCHEDULE B

                    ENERGY TRANSFER

              Under Agreement, dated as of

                December 2, 1968 between

         Indianapolis Power & Light Company and

       Southern Indiana Gas and Electric Company

SECTION 1 - DURATION

    1.1  This Service Schedule, a part of and under

agreement (referred to in this Schedule as the Agreement)

dated as of December 2, 1968, between Indianapolis Power

& Light Company (Indianapolis Company) and Southern

Indiana Gas and Electric Company (Southern Indiana

Company) shall become effective on the Interconnection

Date as defined in Section 9.01 of Article 9 of the

Agreement and shall continue in effect until termination

of the Agreement.

SECTION 2 - TRANSFER ARRANGEMENT

    2.1  In carrying out the interconnected operation of

their respective systems as provided for under the

Agreement, energy being received by a portion of one

party's system from another portion of its system or from

the system of another interconnected company, or energy

being delivered by a portion of one party's system to

another portion of its system or to the system of another

interconnected company, may flow over the transmission

facilities of the other party as a natural result of the

physical and electrical characteristics of the

interconnected network of transmission lines of which the

transmission systems of the parties are a part.  Such

flow of energy may occur during periods when conditions

of system operation are normal or may occur during

periods of emergency caused by the failure of either

sources of power or transmission facilities, or both.  In

respect to such flow of energy (hereinafter called

"energy transfer") the parties agree as follows; viz.:

       2.11  Such energy transfer over their respective

    transmission facilities shall be permitted when such

    transfer occurs; subject, however, to the

    understanding that such energy transfer shall not be

    of such magnitude or duration as to affect adversely

    or jeopardize the ability of the party over whose

    system such energy transfer occurs to render proper

    service to its customers, and to render or accept

    service to or from companies with which it now has

    or at any time hereafter it may have contractual

    arrangements to furnish, take, or interchange power

    or energy, or both.

       2.12  The parties recognize that in carrying out

    the provisions of this Service Schedule, the above

    described energy transfer, either during periods

    when conditions of system operation are normal or

    during periods of emergency, or both, may eventually

    require the installation of additional transmission

    facilities in order that such energy transfer may be

    properly controlled to the end that the ability of

    the party over whose system such energy transfer

    occurs to meet its own requirements, as described

    under 2.11 above, is not affected adversely or

    jeopardized.  In the event the need for such

    additional transmission facilities becomes apparent

    to either of the parties during the duration of this

    Service Schedule, upon written notice given by

    either party to the other party and as soon as

    practicable following such notice, the parties shall

    jointly re-examine conditions relating to energy

    transfer.  In such re-examination, if called for,

    the parties shall agree upon such additional

    transmission facilities as may be required to be

    installed, if any, and upon an equitable basis for

    bearing the cost of installing, maintaining and

    operating such facilities, if installed.

SECTION 3 - POWER AND ENERGY ACCOUNTING

    3.1  The parties recognize that energy transfer as

described under Section 2 of this Service Schedule,

except for such amounts of electrical losses as may be

incurred because of such energy transfer, is the

simultaneous acceptance and delivery of like amounts of

power and energy by and from the system of the party over

whose system such energy transfer occurs.  Power and

energy associated with energy transfer, including

electrical losses associated therewith, shall be

accounted for each clock-hour as provided for under

Article 5 of the Agreement.  Proper consideration to such

electrical losses will be in accordance with the manner

agreed upon by the Operating Committee.  It is understood

by the parties, however, that such electrical losses

resulting from energy transfer, to be taken as losses

over and above the losses prevailing under basic

conditions agreed upon by the parties, shall be supplied

simultaneously by the party for whom such energy transfer

is being made.  The parties have agreed that initially

such basic conditions will be established as those that

exist when the scheduled net delivery between the systems

of the parties, and between their respective systems and

the systems of other interconnected companies, is zero

kilowatts.  It is further understood that, from time to

time, conditions may require the establishment of

different basic conditions for such purpose.  Either

party by written notice given to the other party may call

for a prompt re-examination and reconsideration of

matters pertinent to the establishment of said basic

conditions, whenever such re-examination appears to be

warranted, and the parties will thereupon agree to effect

such changes in the basic conditions, if any, that will

equitably compensate the parties for such losses.  A

statement to be prepared by the parties at the end of

each calendar month shall include in detail the amounts

of energy delivered and received by the parties that are

associated with energy transfer and the amounts of

electrical losses associated therewith.

                                                       Exhibit III

                   SERVICE SCHEDULE C

                   INTERCHANGE POWER

              Under Agreement, dated as of
                December 2, 1968 between

         Indianapolis Power & Light Company and
       Southern Indiana Gas and Electric Company

SECTION 1 - DURATION

    1.1  This Service Schedule, a part of and under

agreement (referred to in this Schedule as the Agreement)

dated as of December 2, 1968, between Indianapolis Power

& Light Company (Indianapolis Company) and Southern

Indiana Gas and Electric Company, Inc. (Southern Indiana

Company) shall become effective on the Interconnection

Date as defined in Section 9.01 of Article 9 of the

Agreement and shall continue in effect until termination

of the Agreement.



SECTION 2 - SERVICES TO BE RENDERED

    Economy Energy

    2.1  It is recognized that from time to time each of

the parties may have electric energy (herein called

Economy Energy) available from surplus capacity either on

its own system or from sources outside its own system, or

both, and that Economy Energy could be supplied to the

other party at a cost that would result in operating

savings to such other party.  Such operating savings

would result from the displacement of electric energy

that otherwise would be supplied from capacity either on

such other party's system or from sources outside its own

system, or both.  To promote the economy of electric

power supply and to achieve efficient utilization of

production capacity, either party, whenever it, in its

own judgment determines Economy Energy is available, may,

but shall not be obligated to, offer Economy Energy to

the other party.  Promptly upon receipt of any such offer

said other party shall notify the offering party of the

extent to which it desires to use such Economy Energy,

and schedules providing the periods and extent of use

shall be agreed upon.

    Compensation - Economy Energy

    2.2  Economy Energy supplied hereunder shall be

considered as displacing electric energy that otherwise

would have been generated by the receiving party at its

own steam-electric generating stations or any electric

energy from third parties mutually agreed to be subject

to displacement hereunder.  Economy Energy shall be

settled for at rates which shall be predicated upon the

principle that savings in operating costs to the systems

of the parties resulting from the use of Economy Energy

shall be divided between the parties as equally as is

practicable.  Prior to any transaction involving the

delivery and receipt of Economy Energy, authorized

representatives of the parties shall determine and agree

upon the compensation applicable to such transaction.

Compensation so agreed upon shall not be subject to later

review or adjustment.

    Non-Displacement Energy

    2.3  It is further recognized that from time to time

occasions will arise when the effecting of transactions

as provided in subsection 2.1 next above will be

impracticable, but at the same time one of the parties

may have electric energy (herein called Non-Displacement

Energy) which it is willing to make available from

surplus capacity either on its own system or from sources

outside its own system, or both, that can be utilized

advantageously for short intervals by the other party.

It shall be the responsibility of the party desiring the

receipt of Non-Displacement Energy to initiate the

receipt and delivery of such energy.  The party desiring

such receipt of energy shall inform the other party of

the extent to which it desires to use Non-Displacement

Energy, and, whenever in its sole judgment such other

party determines that it has Non-Displacement Energy

available, schedules providing the periods and extent of

use shall be mutually agreed upon.  Neither party shall

be obligated to make any Non-Displacement Energy

available to the other.

    Compensation - Non-Displacement Energy

    2.4  Non-Displacement Energy delivered hereunder

shall be settled for either by the return of equivalent

energy or, at the option of the party that supplied such

energy, by payment of the out-of-pocket cost (such cost

being as of the delivery point or points, as provided for

in Section 4.01 of Article 4 of the Agreement, taking

into account electrical losses incurred from the source

or sources of such energy to said delivery point or

points) to the supplying party of generating or supplying

such energy plus ten per cent of such cost.  If

equivalent energy is returned, it shall be returned at

times when the load conditions of the party receiving it

are equivalent to the load conditions of such party at

the time the energy for which it is returned was

delivered or, if such party elects to have equivalent

energy returned under different conditions, it shall be

returned in such amounts, to be agreed upon by the

Operating Committee, as will compensate for the

difference in conditions.

                                                       Exhibit IV

                   SERVICE SCHEDULE D

                    SHORT TERM POWER

              Under Agreement, dated as of
                December 2, 1968 between

         Indianapolis Power & Light Company and
       Southern Indiana Gas and Electric Company

SECTION 1 - DURATION

    1.1  This Service Schedule, a part of and under

agreement (referred to in this Schedule as the

Agreement), dated as of December 2, 1968, between

Indianapolis Power & Light Company (Indianapolis Company)

and Southern Indiana Gas and Electric Company (Southern

Indiana Company) shall become effective on the

Interconnection Date as defined in Section 9.01 of

Article 9 of the Agreement and shall continue in effect

until termination of the Agreement.

SECTION 2 - SERVICES TO BE RENDERED

    2.1  Either party by giving the other party notice

may reserve for periods of not less than one calendar

week if the reservation begins with Sunday or Monday or

for the balance of the calendar week if the reservation

begins with any day subsequent to Monday, such electric

power (herein called Short Term Power) as the other party

may at such time have and is willing to make available as

Short Term Power.  The party asked to supply Short Term

Power shall be the sole judge as to the amounts and

periods that it has electric power available that may be

reserved by the other party as Short Term Power:

       2.11  To reserve Short Term Power, the party

    desiring such power shall specify in its notice to

    the other party the number of kilowatts and the

    period for which it desires to so reserve such power

    and the desired schedule of delivery of the power so

    reserved.  The party receiving such notice, in a

    prompt acknowledgement, shall signify the extent of

    its ability and willingness to comply with the

    provision of such notice.  Any notice or any

    acknowledgement of such notice that may be given

    orally initially, if requested by either party,

    shall be confirmed in writing and such confirmation

    shall be forwarded not later than the third day,

    excluding a Saturday, Sunday and holidays, following

    the day such oral notice is given.

       2.12  During the period that Short Term Power has

    been reserved as above provided, the party having

    agreed to supply such power shall deliver electric

    energy (herein called Short Term Energy) to the

    other party at the delivery point or points, as

    provided for in Section 4.01 of Article 4 of the

    Agreement, upon call and in amounts up to the number

    of kilowatts reserved.  However, in the event

    conditions arise during such period which could not

    have been reasonably foreseen at the time said power

    was reserved and such conditions would cause the

    delivery of Short Term Energy to be burdensome to

    the supplying party, said party shall have the right

    to request the other party to reduce its take of

    such energy to any amount specified and for any

    portion of such period.  The party so requested

    shall promptly comply with the request of the other

    party.

       2.13  The Short Term Power billing demand for any

    period shall be taken as equal to the number of

    kilowatts reserved for such period as Short Term

    Power.

SECTION 3 - COMPENSATION

    3.1  Payments for the supply of Short Term Power and

Short Term Energy shall be predicated upon the following

rates:

       3.11  Demand Charge

         For the billing demand for each week at the

    rate of $0.30 per kilowatt for such week or if the

    period is less than a week at the rate of $0.06 per

    kilowatt per day.  In the event the amount of Short

    Term Energy taken is reduced upon request of the

    supplying party, the demand charge for the period

    during which such reduction for each day during

    which any reduction is in effect.

         3.12  Energy Charge

    For the kilowatt-hours of Short Term Energy taken,

    at a rate per kilowatt-hour equal to the out-of-

    pocket cost (such cost being as of the delivery

    point or points, as provided for in Section 4.01 of

    Article 4 of the Agreement, taking into account

    electrical losses incurred from the source or

    sources of such energy to said delivery point or

    points) to the supplying party of generating or

    supplying such energy plus ten per cent of such

    cost.

                                                       Exhibit V

                   SERVICE SCHEDULE E

         COORDINATION OF SCHEDULED MAINTENANCE
                OF GENERATING FACILITIES

              Under Agreement, dated as of
                December 2, 1968 between

         Indianapolis Power & Light Company and
       Southern Indiana Gas and Electric Company

SECTION 1 - DURATION

    1.1  This Service Schedule, a part of and under

agreement (referred to in this Schedule as the

Agreement), dated as of December 2, 1968, between

Indianapolis Power & Light Company (Indianapolis Company)

and Southern Indiana Gas and Electric Company (Southern

Indiana Company) shall become effective on the

Interconnection Date as defined in Section 9.01 of

Article 9 of the Agreement and shall continue in effect

until termination of the Agreement.

SECTION 2 - SERVICES TO BE RENDERED

    2.1  In the furtherance of the benefits to be

realized by the parties, by coordinating to the extent

practicable the scheduled maintenance, repair, and

overhaul of generating facilities in their respective

systems, the parties shall arrange for, deliver, and take

electric power and energy in amounts and under conditions

as follows; viz.:

       2.11  Either party, to the extent that it has

    capacity available and is willing to do so, may

    supply to the other electric energy in an amount up

    to, but not limited to, 25,000 kilowatts to provide

    for and coordinate the scheduled maintenance,

    repair, and overhauling of generating facilities in

    the system of the other party.  The party desiring a

    supply of maintenance energy shall initiate the

    delivery and receipt thereof by informing the other

    party of such desire.  A schedule setting forth the

    intervals and extent of the use to be made of

    maintenance energy shall be agreed upon by both

    parties.  For the purposes of this Service Schedule

    the full twelve months period commencing with the

    January 1st after the effective date of this Service

    Schedule shall be the first Maintenance Period and

    each succeeding full twelve months period that this

    Service Schedule is in effect shall be a Maintenance

    Period.  Maintenance energy shall be settled for by

    the return of maintenance energy equivalent to that

    supplied, except that if, at the end of a

    Maintenance Period there is a balance of maintenance

    energy owed by one party to the other, the party to

    whom such balance is owed may, at its option,

    require that the owing party pay 110% of the

    out-of-pocket cost to the supplying party of

    supplying such balance.  Such out-of-pocket cost

    computations shall be based on the assumption the

    kilowatt-hour balance being settled for consists of

    the kilowatt-hours most recently delivered to the

    owing party under this schedule.  Equivalent energy

    shall be energy returned at times when the load

    conditions of the party receiving it are

    substantially equivalent to the load conditions of

    such party at the time the electric energy for which

    it is returned was delivered or, if such party

    elects to have energy returned under different

    conditions, it shall be returned in such amounts to

    be agreed upon by the parties hereto, as will

    compensate for the difference in conditions.

       2.12  The Operating Committee shall determine and

    agree upon the dates of the intervals referred to

    under subsection 2.11 above during which

    Indianapolis Company shall deliver any such energy

    desired by or returnable to Southern Indiana Company

    and, conversely, the dates of such intervals during

    which Southern Indiana Company shall deliver any

    such energy desired by or returnable to Indianapolis

    Company.  Subject to the understanding hereinbelow

    cited, such intervals shall each consist of single

    periods of not less than seven consecutive calendar

    days, and the receiving party's right to call for

    and take not more than the aforesaid quantities

    agreed upon during any Maintenance Period shall be

    restricted to not more than eight such intervals so

    agreed upon by the Operating Committee during such

    Maintenance Period.  It is understood that during

    any Maintenance Period each party shall have a total

    of sixty days during which it shall have the right

    to call for and take not more than said quantities

    agreed upon from the other under this Service

    Schedule.

       2.13  On the day next preceding the first day of

    an interval as described in 2.12 above and on each

    day of such interval excepting the last day, at a

    time determined to be practicable by the Operating

    Committee, the receiving party shall furnish the

    other a load schedule for the next calendar day, or

    for such other twenty-four hour period or periods as

    may be agreed upon by the Operating Committee.  Such

    load schedules shall show for each clock hour the

    quantity of energy that the receiving party expects

    to take from the other at the delivery point or

    points, as provided for in Section 4.01 of the

    Agreement.

SECTION 3 - MODIFICATION

    3.1  Either party, by written notice given to the

other party not less than ninety days prior to the end of

the first or any subsequent Maintenance Period, may call

for a reconsideration of the terms and conditions of this

Service Schedule, provided that no subsequent

reconsideration shall be made earlier than one year

following any previous reconsideration.  If such

reconsideration is called for, there shall be taken into

account any changed conditions, any results from the

application of said terms and conditions not foreseen or

reasonably foreseeable as of the date of this Service

Schedule or as of the day of conclusion of the next

previous reconsideration, if any, and any other factors

which might cause said terms and conditions to result in

any inequitable division of the benefits of

interconnected operation or in an inadequate realization

of such benefits.  Any modification in terms and

conditions agreed to between the parties following such

reconsideration shall become effective at the beginning

of the Maintenance Period next following the aforesaid

ninety-day notice period.

                   Modification No. 1





                           to



               INTERCONNECTION AGREEMENT

                 Dated December 2, 1968



                        between



           INDIANAPOLIS POWER & LIGHT COMPANY



                          and



       SOUTHERN INDIANA GAS AND ELECTRIC COMPANY



                      ___________

              Dated as of February 1, 1971

    THIS AGREEMENT, made and entered into as of the first day of February, 1971, between INDIANAPOLIS POWER &
LIGHT COMPANY (Indianapolis Company), an Indiana
Corporation, and SOUTHERN INDIANA GAS AND ELECTRIC
COMPANY (Southern Indiana Company), also an Indiana corporation;

                      WITNESSETH,

    WHEREAS, Indianapolis Company and Southern Indiana
Company entered into an Interconnection Agreement, dated
December 2, 1968, (said Interconnection Agreement being herein called the 1968 Agreement); and

    WHEREAS, the parties desire to modify the 1968
Agreement, as hereinafter set forth;

    NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein set forth, the parties agree as follows:

    SECTION 1. Subsection 3.11 of Service Schedule D of the 1968 Agreement is hereby modified to read:

       "3.11Demand Charge

             For the billing demand for each week, at the rate of $0.40 per kilowatt for such week, or if the period is less than a week at the rate of 1/6 of the aforesaid weekly demand charge per day. In the event the amount of Short Term
       Energy taken is reduced upon request of the supplying party, the demand charge for the period during which such reduction is made shall be reduced by one-sixth (1/6) of the aforesaid weekly demand charge per kilowatt of reduction for each day (other than any Sunday) during which any reduction is in effect."

    SECTION 2.  This Modification No. 1 shall be
effective from the date hereinabove first written to the expiration of Service Schedule D of the 1968 Agreement.

    SECTION 3.  Except as hereinabove modified and
amended, all the terms and conditions of the 1968
Agreement shall remain in full force and effect.

    SECTION 4.  This agreement is made subject to the
jurisdiction of any governmental authority or authorities having jurisdiction in the premises.

    SECTION 5.  This agreement shall inure to the
benefit of and be binding upon the successors and assigns of the respective parties.

    IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed by their duly authorized officers.

                                INDIANAPOLIS POWER & LIGHT COMPANY


                                By /s/ O.T. Fitzwater
                                  O.T. Fitzwater, Chairman of the Board


ATTEST:

  /s/ Ralph W. Husted
Ralph W. Husted, Secretary

                                SOUTHERN INDIANA GAS AND ELECTRIC
                                  COMPANY


                                By  /s/ D.W. Vaughn
                                    D.W. Vaugh, President

ATTEST:


  /s/ Leonard H. Meyer
Leonard H. Meyer, Secretary

                   Modification No. 2


                           to

               INTERCONNECTION AGREEMENT

                 Dated December 2, 1968
              As Modified February 1, 1971


                        between

           INDIANAPOLIS POWER & LIGHT COMPANY

                          and

       SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

                      ___________

              Dated as of October 1, 1975
    THIS MODIFICATION NO. 2, made and entered into as of the first day of October, 1975, between Indianapolis
Power & Light Company (Indianapolis Company), an Indiana
Corporation, and Southern Indiana Gas & Electric Company
(Southern Indiana Company), also an Indiana Corporation;

                      WITNESSETH:

    WHEREAS, Indianapolis Company and Southern Indiana
Company have heretofore entered into an interconnection agreement dated as of December 2, 1968 and a Modification
No. 1 thereto dated as of February 1, 1971 (said interconnection agreement as so modified being herein called the 1968 Agreement); and,

    WHEREAS, the parties desire to further modify the 1968 Agreement, as hereinafter set forth:

    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein set forth, the parties agree as follows:

    SECTION 1.  On the earliest date this Modification
can become effective under the applicable rules, regulations or orders of the Federal Power Commission, Subsection 3.11 of Service Schedule D - Short Term Power of the 1968 Agreement is hereby modified to read:

       "3.11Demand Charge

             For the billing demand for each week, at the rate of $0.45 per kilowatt for such week, or if the period is less than a week, at the rate of $0.075 per day. In the event the amount of Short
       Term Energy taken is reduced upon request of the supplying party, the demand charge for the period during which such reduction is made shall be reduced by $0.075 for each day (other than any Sunday) during which any such reduction is in effect."

    SECTION 2. Nothing in the 1968 Agreement or in this Modification No. 2 shall require a party hereto to purchase power or energy from a third party and resell it to another party hereto at a price less than the total cost of supplying such purchased power or energy.

    SECTION 3.  Except as hereinabove modified, all the
terms and conditions of the 1968 Agreement shall remain in full force and effect.

    SECTION 4.  This agreement is made subject to the
jurisdiction of any governmental authority or authorities having jurisdiction in the premises.

    SECTION 5.  This agreement shall inure to the
benefit of and be binding upon the successors and assigns of the respective parties.

    IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed by their duly authorized officers.

                                INDIANAPOLIS POWER & LIGHT COMPANY


                                By /s/ Zane T. Todd
                                  Zane G. Todd, President


ATTEST:

  /s/ Marcus E. Woods
Marcus E. Woods, Secretary

                                SOUTHERN INDIANA GAS AND ELECTRIC
                                  COMPANY


                                By  /s/ D.W. Vaughn
                                                 , President

ATTEST:


  /s/ Leonard H. Meyer
                , Secretary

                   Modification No. 3


                           to

               INTERCONNECTION AGREEMENT

                 Dated December 2, 1968
            As Modified February 1, 1971 and
              As Modified October 1, 1975


                        between

           INDIANAPOLIS POWER & LIGHT COMPANY

                          and

       SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

                      ___________

               Dated as of March 1, 1977
    THIS MODIFICATION NO. 3, made and entered into as of the first day of March, 1977, between Indianapolis Power
& Light Company (Indianapolis Company), an Indiana
Corporation, and Southern Indiana Gas & Electric Company
(Southern Indiana Company), also an Indiana Corporation;

                      WITNESSETH,

    WHEREAS, Indianapolis Company and Southern Indiana
Company have heretofore entered into an interconnection agreement dated as of December 2, 1968 and a Modification
No. 1 thereto dated as of February 1, 1971 and a Modification No. 2 thereto dated as of October 1, 1975
(said interconnection agreement as so modified being herein called the 1968 Agreement); and

    WHEREAS, the parties desire to further modify the 1968 Agreement as hereinafter set forth, the parties hereto agree as follows:

    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein set forth, the parties agree as follows:

    SECTION 1. Service Schedule D - Short Term Power as set forth in the 1968 Agreement is hereby cancelled and Service Schedule D - Short Term Power attached to this
Modification No. 3, made a part hereof and marked
"Appendix I" is substituted in its entirety therefor. A new Service Schedule F - Limited Term Power (Firm) is hereby agreed upon and is attached hereto, made a part hereof and marked "Appendix II".

    SECTION 2.  Section 2.03 of Article 2 of the 1968
Agreement is hereby modified to read:

       "2.03The respective service schedules designated

             1.  Service Schedule A - Emergency Service
             2.  Service Schedule B - Energy Transfer
             3.  Service Schedule C - Interchange Power
             4.  Service Schedule D - Short Term Power
             5.  Service Schedule E - Coordination of Scheduled
                                 Maintenance of Generation
                                 Facilities
             6.  Service Schedule F - Limited Term Power (Firm)

       which have been agreed upon between the parties hereto, are identified as Exhibits I, II, III, IV, V and VI, respectively, to this agreement, are attached hereto and are made a part hereof the same as if incorporated herein."

    SECTION 3. Nothing in the 1968 Agreement or in this Modification No. 3 shall require a party hereto to purchase power or energy from a third party and resell it to another party hereto at a price less than the total cost of supplying such purchased power or energy.

    SECTION 4. Except as hereinbefore modified, all the terms and conditions of the 1968 Agreement shall remain in full force and effect.

    SECTION 5.  This agreement is made subject to the
jurisdiction of any governmental authority or authorities having jurisdiction in the premises.

    SECTION 6.  This agreement shall inure to the
benefit of and be binding upon the successors and assigns of the respective parties.

    IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed by their duly authorized officers.

                                INDIANAPOLIS POWER & LIGHT COMPANY


                                By /s/ Zane T. Todd
                                  Zane G. Todd, Chairman of the Board
                                      and President



ATTEST:

  /s/ Marcus E. Woods
Marcus E. Woods, Secretary and
    General Counsel

                                SOUTHERN INDIANA GAS AND ELECTRIC
                                  COMPANY


                                By  /s/ D.W. Vaughn
                                              , Chairman

ATTEST:


  /s/ Leonard H. Meyer
                , Secretary
            Appendix I to Modification No. 3

                       Exhibit IV

                   SERVICE SCHEDULE D

                    SHORT TERM POWER

              Under Agreement, dated as of
         December 2, 1968, as modified, between

         Indianapolis Power & Light Company and
       Southern Indiana Gas and Electric Company


SECTION 1 - DURATION

    1.1  This Service Schedule, a part of and under

agreement (referred to in this Schedule as the

Agreement), dated as of December 2, 1968, between

Indianapolis Power & Light Company (Indianapolis Company)

and Southern Indiana Gas and Electric Company (Southern

Indiana Company) shall become effective March 1, 1977 or

at such later date as is practicable under applicable

regulations or orders of the Federal Power Commission,

and shall continue in effect until termination of the

Agreement of which it is a part.

SECTION 2 - SERVICES TO BE RENDERED

    2.1  Either party by giving the other party notice

may reserve for periods of one or more calendar weeks or

for periods of less than one week, such electric power

(herein called Short Term Power) as the other party may

at such time have and is willing to make available as

Short Term Power.  The party asked to supply Short Term

Power shall be the sole judge as to the amounts and

periods that it has electric power available that may be

reserved by the other party as Short Term Power:

       2.11  To reserve Short Term Power, the party

    desiring such power shall specify in its notice to

    the other party the number of kilowatts and the

    period for which it desires to so reserve such power

    and the desired schedule of delivery of the power so

    reserved.  The party receiving such notice, in a

    prompt acknowledgement, shall signify the extent of

    its ability and willingness to comply with the

    provisions of such notice.  Any notice or any

    acknowledgement of such notice that may be given

    orally initially, if requested by either party,

    shall be confirmed in writing and such confirmation

    shall be forwarded not later than the third day,

    excluding a Saturday, Sunday and holidays, following

    the day such oral notice is given.

       2.12  During the period that Short Term Power has

    been reserved as above provided, the party having

    agreed to supply such power shall deliver electric

    energy (herein called Short Term Energy) to the

    other party at the delivery point or points set

    forth in Section 4.01 of Article 4 of the Agreement,

    upon call and in amounts up to the number of

    kilowatts reserved.  However, in the event

    conditions arise during such period which could not

    have been reasonably foreseen at the time said power

    was reserved and such conditions would cause the

    delivery of Short Term Energy to be burdensome to

    the supplying party, said party shall have the right

    to request the other party to reduce its take of

    such energy to any amount specified and for any

    portion of such period.  The party so requested

    shall promptly comply with the request of the other

    party.

       2.13  The Short Term Power billing demand for any

    period shall be taken as equal to the number of

    kilowatts reserved for such period as Short Term

    Power.

SECTION 3 - COMPENSATION

    3.1  Payments for the supply of Short Term Power and

Short Term Energy shall be predicated upon the following

rates:

       3.11  Demand Charge

         For the billing demand for each week at the

    rate of $0.55 per kilowatt for such week or if the

    period is less than a calendar week, at the rate of

    $0.095 per kilowatt per day.  In the event the

    amount of Short Term Energy taken is reduced upon

    the request of the supplying party, the demand

    charge for the period during which such reduction is

    made shall be reduced $0.095 per kilowatt of

    reduction for each day during which any reduction is

    in effect.  However, such reduction shall not exceed

    $0.55 per kilowatt for a calendar week.

         3.12  Energy Charge

    For the kilowatt-hours of Short Term Energy taken,

    at a rate per kilowatt-hour equal to the out-of-

    pocket cost (such cost being as of the delivery

    point or points set forth in Section 4.01 of Article

    4 of the Agreement, taking into account electrical

    losses incurred from the source or sources of such

    energy to said delivery point or points) to the

    supplying party of generating or supplying such

    energy plus ten per cent of such cost.

           Appendix II to Modification No. 3

                       Exhibit VI

                   SERVICE SCHEDULE F

               LIMITED TERM POWER (FIRM)

              Under Agreement, dated as of

         December 2, 1968, as modified, between

         Indianapolis Power & Light Company and

       Southern Indiana Gas and Electric Company

SECTION 1 - DURATION

    1.1  This Service Schedule, a part of and under

agreement (referred to in this Schedule as the

Agreement), dated as of December 2, 1968, between

Indianapolis Power & Light Company (Indianapolis Company)

and Southern Indiana Gas and Electric Company (Southern

Indiana Company) shall become effective March 1, 1977 or

at such later date as is practicable under applicable

regulations or orders of the Federal Power Commission,

and shall continue in effect until termination of the

Agreement.

SECTION 2 - SERVICES TO BE RENDERED

    2.1  Either Party by giving the other party notice

may reserve for periods of not less than one month or

more than twelve months, such electric power (herein

called Limited Term Power (Firm)) as the other party may

be willing to make available as Limited Term Power

(Firm).  The party asked to supply Limited Term Power

(Firm) shall be the sole judge as to the amounts and

periods that it has electric power available that may be

reserved by the other party as Limited Term Power (Firm).

    2.11  To reserve Limited Term Power (Firm), the

    party desiring such power shall specify in its

    notice to the other party the number of kilowatts

    and the period for which it desires to so reserve

    such power.  The party receiving such notice shall

    signify the extent of its ability and willingness to

    comply with the provisions of such notice.  Any

    notice or any acknowledgement of such notice that

    initially may be given orally shall be confirmed

    thereafter in writing.

    2.12  During each period that Limited Term Power

    (Firm) has been reserved as above provided, the

    party having agreed to supply such power shall

    deliver upon call electric energy (herein called

    Limited Term Energy (Firm)) to the other party at

    the delivery point or points set forth in Section

    4.01 of Article 4 of the Agreement in any amount up

    to and including the number of kilowatts reserved.

    However, in the event conditions arise during such

    period which could not have been reasonably foreseen

    at the time said power was reserved and such

    conditions would cause the delivery of Limited Term

    Energy (Firm) to be burdensome to the supplying

    party, the supplying party may reduce or interrupt

    the delivery of such energy to preserve the

    integrity of, or to prevent or limit any instability

    on, its system.

    2.13  The Limited Term Power (Firm) billing demand

    for any period shall be taken as equal to the number

    of kilowatts reserved as Limited Term Power (Firm)

    for such period.

SECTION 3 - COMPENSATION

    3.1  Payments for the supply of Limited Term Power

(Firm) and Limited Term Energy (Firm) shall be predicated

on the following rates:

    3.11  Demand Charge

       For any month that Limited Term Power (Firm) is

    reserved, $3.00 per kilowatt reserved.  However, in

    the event the Limited Term Power (Firm) reserved is

    reduced upon the request of the supplying party, the

    demand charge for the period during which such

    reduction is made shall be reduced $0.10 per

    kilowatt of reduction for each day during which any

    reduction is in effect.  However, such reduction

    shall not exceed $3.00 per kilowatt month.

    3.12  Energy Charge

       For the kilowatt-hours of Limited Term Power

    (Firm) taken, at a rate per kilowatt-hour equal to

    the out-of-pocket cost (such cost being as of the

    delivery point or points set forth in Section 4.01

    of Article 4 of the Agreement, taking into account

    electrical losses incurred from the source or

    sources of such energy to said delivery point or

    points) of the supplying party in generating or

    supplying such energy, plus ten percent of such

    cost.

                   Modification No. 4


                           to



               INTERCONNECTION AGREEMENT



                 Dated December 2, 1968

              As Modified February 1, 1971

            As Modified October 1, 1975 and

               As Modified March 1, 1977







                        between



           INDIANAPOLIS POWER & LIGHT COMPANY



                          and



       SOUTHERN INDIANA GAS AND ELECTRIC COMPANY



                      ___________



              Dated as of November 1, 1977

    THIS MODIFICATION NO. 4, made and entered into as of

the first day of November, 1977, between Indianapolis

Power & Light Company (Indianapolis Company), an Indiana

Corporation, and Southern Indiana Gas & Electric Company

(Southern Indiana Company), also an Indiana Corporation;



                      WITNESSETH:



    WHEREAS, Indianapolis Company and Southern Indiana

Company have heretofore entered into an interconnection

agreement dated as of December 2, 1968 and a Modification

No. 1 thereto dated as of February 1, 1971 and a

Modification No. 2 thereto dated as of October 1, 1975

and a Modification No. 3 thereto dated as of March 1,

1977 (said interconnection agreement as so modified being

herein called the 1968 Agreement); and

    WHEREAS, the parties desire to further modify the

1968 Agreement as hereinafter set forth, the parties

hereto agree as follows:

    NOW, THEREFORE, in consideration of the premises and

the mutual covenants herein set forth, the parties agree

as follows:

    SECTION 1.  Subsection 3.11 of Section 3 of Service

Schedule D - Short Term Power of the 1968 Agreement is

hereby modified by the deletion therefrom of the dollar

quantity $0.55 wherever it appears therein and by the

substitution therefor of the dollar quantity $0.60 and is

also hereby modified by the deletion therefrom of the

dollar quantity $0.095 wherever it appears therein and by

the substitution therefor of the dollar quantity $0.10.

    SECTION 2.  Subsection 3.11 of Section 3 of Service

Schedule F - Limited Term Power (Firm) of the 1968

Agreement is hereby modified by the deletion therefrom of

the dollar quantity $3.00 wherever it appears therein and

by the substitution therefor of the dollar quantity

$3.25.

    SECTION 3.  Nothing in the 1968 Agreement or in this

Modification No. 4 shall require a party hereto to

purchase power or energy from a third party and resell it

to another party hereto at a price less than total cost

of supplying

such purchased power or energy.

    SECTION 4.  Except as hereinbefore modified, all the

terms and conditions of the 1968 Agreement shall remain

in full force and effect.

    SECTION 5.  This agreement is made subject to the

jurisdiction of any governmental authority or authorities

having jurisdiction in the premises.

    SECTION 6.  This agreement shall inure to the

benefit of and be binding upon the successors and assigns

of the respective parties.

    IN WITNESS WHEREOF, the parties hereto have caused

this agreement to be executed by their duly authorized

officers.


                                INDIANAPOLIS POWER & LIGHT COMPANY


                                By /s/ Zane T. Todd
                                  Zane G. Todd, Chairman of the Board
                                      and President



ATTEST:

  /s/ Marcus E. Woods
Marcus E. Woods, Secretary and
    General Counsel

                                SOUTHERN INDIANA GAS AND ELECTRIC
                                  COMPANY


                                By  /s/ D.W. Vaughn
                                              , Chairman

ATTEST:


  /s/ Leonard H. Meyer
                , Secretary
                   Modification No. 5


                           to

               INTERCONNECTION AGREEMENT

               Dated December 2, 1968 and
            Modified as of February 1, 1971,
                    October 1, 1975,
                   March 1, 1977 and
                    November 1, 1977



                        between

           INDIANAPOLIS POWER & LIGHT COMPANY

                          and

       SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

                      ___________

                Dated as of May 1, 1979
    THIS MODIFICATION NO. 5, made and entered into as of the first day of May, 1979, between Indianapolis Power &
Light Company (Indianapolis Company), an Indiana
Corporation, and Southern Indiana Gas & Electric Company
(Southern Indiana Company), also an Indiana Corporation;

                      WITNESSETH:

    WHEREAS, Indianapolis Company and Southern Indiana
Company have heretofore entered into an interconnection agreement dated as of December 2, 1968 and Modification
No. 1 thereto dated as of February 1, 1971, Modification
No. 2 thereto dated as of October 1, 1975, Modification
No. 3 thereto dated as of March 1, 1977 and Modification
No. 4 thereto dated as of November 1, 1977 (said interconnection agreement as so modified being herein called the 1968 Agreement); and,

    WHEREAS, the parties desire to further modify the 1968 Agreement as hereinafter set forth, the parties hereto agree as follows:

    NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto agree as follows:

    SECTION 1.  Subsection 3.11 of Section 3 of Service
Schedule D - Short Term Power of the 1968 Agreement is hereby modified by the deletion therefrom of the dollar quantity $0.60 wherever it appears therein and by the substitution therefor of the dollar quantity $0.70 and is also hereby modified by the deletion therefrom of the dollar quantity $0.10 wherever it appears therein and by the substitution therefor of the dollar quantity $0.12.

    Section 2.  Subsection 3.11 of Section 3 of Service
Schedule F - Limited Term Power (Firm) of the 1968
Agreement is hereby modified by the deletion therefrom of the dollar quantity $3.25 wherever it appears therein and by the substitution therefor of the dollar quantity $3.75 and is also hereby modified by the deletion therefrom of the dollar quantity $0.10 wherever it appears therein and by the substitution therefor of the dollar quantity
$0.125.

    SECTION 3. Nothing in the 1968 Agreement or in this Modification No. 5 shall require either party hereto to purchase power or energy from a third party and resell it to the other party hereto at a price less than the total cost of supplying such purchased power or energy.

    SECTION 4. Except as hereinbefore modified, all the terms and conditions of the 1968 Agreement shall remain in full force and effect.

    SECTION 5.  This agreement is made subject to the
jurisdiction of any governmental authority or authorities having jurisdiction in the premises.

    SECTION 6.  This agreement shall inure to the
benefit of and be binding upon the successors and assigns of the respective parties.

    IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed by their duly authorized officers.
                                INDIANAPOLIS POWER & LIGHT COMPANY


                                By /s/ Zane T. Todd
                                  Zane G. Todd, Chairman of the Board
                                      and President



ATTEST:

  /s/ Marcus E. Woods
Marcus E. Woods, Secretary

                                SOUTHERN INDIANA GAS AND ELECTRIC
                                  COMPANY


                                By  /s/ D.W. Vaughn
                                              , Chairman

ATTEST:


  /s/ Leonard H. Meyer
                , Secretary
                   Modification No. 6


                           to

               INTERCONNECTION AGREEMENT

               Dated December 2, 1968 and
            Modified as of February 1, 1971,
                    October 1, 1975,
                     March 1, 1977,
                  November 1, 1977 and
                      May 1, 1979



                        between

           INDIANAPOLIS POWER & LIGHT COMPANY

                          and

       SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

                      ___________

                Dated as of June 1, 1980
    THIS MODIFICATION NO. 6, made and entered into as of the first day of June, 1980, between Indianapolis Power &
Light Company (Indianapolis Company), an Indiana
Corporation, and Southern Indiana Gas & Electric Company
(Southern Indiana Company), also an Indiana Corporation;

                      WITNESSETH:

    WHEREAS, Indianapolis Company and Southern Indiana
Company have heretofore entered into an interconnection agreement dated as of December 2, 1968 and Modification
No. 1 thereto dated as of February 1, 1971, Modification
No. 2 thereto dated as of October 1, 1975, Modification
No. 3 thereto dated as of March 1, 1977 and Modification
No. 4 thereto dated as of November 1, 1977 and Modification No. 5 thereto dated as of May 1, 1979 (said interconnection agreement as so modified being herein called the 1968 Agreement); and,

    WHEREAS, the parties desire to further modify the 1968 Agreement as hereinafter set forth, the parties hereto agree as follows:

    NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto agree as follows:

    SECTION 1. Service Schedule D - Short Term Power as set forth in the 1968 Agreement and as modified is hereby cancelled and Service Schedule D - Short Term Power attached to this Modification No. 6, made a part hereof and marked "Appendix I" is substituted in its entirety therefor.

    SECTION 2.  Service Schedule F - Limited Term Power
(Firm) as set forth in the 1968 Agreement and as modified is hereby cancelled and Service Schedule F - Limited Term
(Firm) attached to this Modification No. 6, made a part hereof and marked "Appendix II" is substituted in its entirety therefor.

    SECTION 3. Nothing in the 1968 Agreement or in this Modification No. 6 shall require either party hereto to purchase power or energy from a third party and resell it to the other party hereto at a price less than the total cost of supplying such purchased power or energy.

    SECTION 4. Except as hereinbefore modified, all the terms and conditions of the 1968 Agreement shall remain in full force and effect.

    SECTION 5.  This agreement is made subject to the
jurisdiction of any governmental authority or authorities having jurisdiction in the premises.

    SECTION 6.  This agreement shall inure to the
benefit of and be binding upon the successors and assigns of the respective parties.

    IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed by their duly authorized officers.

                                INDIANAPOLIS POWER & LIGHT COMPANY

                                By /s/ Zane T. Todd
                                  Zane G. Todd, Chairman of the Board
                                      and President



ATTEST:

  /s/ Marcus E. Woods
Marcus E. Woods, Secretary

                                SOUTHERN INDIANA GAS AND ELECTRIC
                                  COMPANY


                                By  /s/ D.W. Vaughn
                                              ,
President

ATTEST:


  /s/ Leonard H. Meyer
                , Secretary
            Appendix I to Modification No. 6

                       Exhibit IV

                   SERVICE SCHEDULE D

                    SHORT TERM POWER

              Under Agreement, dated as of
         December 2, 1968, as modified, between

         Indianapolis Power & Light Company and
       Southern Indiana Gas and Electric Company


SECTION 1 - DURATION

    1.1  This Service Schedule, a part of and under

agreement (referred to in this Schedule as the

Agreement), dated as of December 2, 1968, between

Indianapolis Power & Light Company (Indianapolis Company)

and Southern Indiana Gas and Electric Company (Southern

Indiana Company) shall become effective June 1, 1980 or

at such later date as is practicable under applicable

regulations or orders of the Federal Power Commission,

and shall continue in effect until termination of the

Agreement of which it is a part.

SECTION 2 - SERVICES TO BE RENDERED

    2.1  Either party by giving the other party notice

may reserve for periods of one or more calendar weeks or

for periods of less than one week, such electric power

(herein called Short Term Power) as the other party may

at such time have and is willing to make available as

Short Term Power.  The party asked to supply Short Term

Power shall be the sole judge as to the amounts and

periods that it has electric power available that may be

reserved by the other party as Short Term Power:

       2.11  To reserve Short Term Power, the party

    desiring such power shall specify in its notice to

    the other party the number of kilowatts and the

    period for which it desires to so reserve such power

    and the desired schedule of delivery of the power so

    reserved.  The party receiving such notice, in a

    prompt acknowledgement, shall signify the extent of

    its ability and willingness to comply with the

    provisions of such notice.  Any notice or any

    acknowledgement of such notice that may be given

    orally initially, if requested by either party,

    shall be confirmed in writing and such confirmation

    shall be forwarded not later than the third day,

    excluding a Saturday, Sunday, and holidays,

    following the day such oral notice is given.

       2.12  During the period that Short Term Power has

    been reserved as above provided, the party having

    agreed to supply such power shall deliver electric

    energy (herein called Short Term Energy) to the

    other party at the delivery point or points set

    forth in Section 4.01 of Article 4 of the Agreement,

    upon call and in amounts up to the number of

    kilowatts reserved.  However, in the event

    conditions arise during such period which could not

    have been reasonably foreseen at the time said power

    was reserved and such conditions would cause the

    delivery of Short Term Energy to be burdensome to

    the supplying party, said party shall have the right

    to request the other party to reduce its take of

    such energy to any amount specified and for any

    portion of such period.  The party so requested

    shall promptly comply with the request of the other

    party.

       2.13  The Short Term Power billing demand for any

    period shall be taken as equal to the number of

    kilowatts reserved for such period as Short Term

    Power.

SECTION 3 - COMPENSATION

    3.1  Payments for the supply of Short Term Power and

Short Term Energy shall be predicated upon the following

rates:

       3.11  Demand Charge

         For the billing demand for each calendar week

    at the rate of $0.85 per kilowatt for such week or

    if the period is less than a calendar week, at the

    rate of $0.14 per kilowatt per day.  In the event

    the amount of Short Term Energy taken is reduced

    upon the request of the supplying party, the demand

    charge for the period during which such reduction is

    made shall be reduced $0.14 per kilowatt of

    reduction for each day during which any reduction is

    in effect.  However, such reduction shall not exceed

    $0.85 per kilowatt for a calendar week.

         3.12  Energy Charge

    For the kilowatt-hours of Short Term Energy taken,

    at a rate per kilowatt-hour equal to the out-of-

    pocket cost (such cost being as of the delivery

    point or points set forth in Section 4.01 of Article

    4 of the Agreement, taking into account electrical

    losses incurred from the source or sources of such

    energy to said delivery point or points) to the

    supplying party of generating or supplying such

    energy plus ten per cent of such cost.

           Appendix II to Modification No. 6

                       Exhibit VI

                   SERVICE SCHEDULE F

               LIMITED TERM POWER (FIRM)

              Under Agreement, dated as of

         December 2, 1968, as modified, between

         Indianapolis Power & Light Company and

       Southern Indiana Gas and Electric Company

SECTION 1 - DURATION

    1.1  This Service Schedule, a part of and under

agreement (referred to in this Schedule as the

Agreement), dated as of December 2, 1968, between

Indianapolis Power & Light Company (Indianapolis Company)

and Southern Indiana Gas and Electric Company (Southern

Indiana Company) shall become effective June 1, 1980 or

at such later date as is practicable under applicable

regulations or orders of the Federal Energy Regulatory

Commission, and shall continue in effect until

termination of the Agreement.

SECTION 2 - SERVICES TO BE RENDERED

    2.1  Either party by giving the other party notice

may reserve for periods of not less than one month or

more than twelve months, such electric power (herein

called Limited Term Power (Firm)) as the other party may

be willing to make available as Limited Term Power

(Firm).  The party asked to supply Limited Term Power

(Firm) shall be the sole judge as to the amounts and

periods that it has electric power available that may be

reserved by the other party as Limited Term Power (Firm).

    2.11  To reserve Limited Term Power (Firm), the

    party desiring such power shall specify in its

    notice to the other party the number of kilowatts

    and the period for which it desires to so reserve

    such power.  The party receiving such notice shall

    signify the extent of its ability and willingness to

    comply with the provisions of such notice.  Any

    notice or any acknowledgement of such notice that

    initially may be given orally shall be confirmed

    thereafter in writing.

    2.12  During each period that Limited Term Power

    (Firm) has been reserved as above provided, the

    party having agreed to supply such power shall

    deliver upon call electric energy (herein called

    Limited Term Energy (Firm)) to the other party at

    the delivery point or points set forth in Section

    4.01 of Article 4 of the Agreement in any amount up

    to and including the number of kilowatts reserved.

    However, in the event conditions arise during such

    period which could not have been reasonably foreseen

    at the time said power was reserved and such

    conditions would cause the delivery of Limited Term

    Energy (Firm) to be burdensome to the supplying

    party, the supplying party may reduce or interrupt

    the delivery of such energy to preserve the

    integrity of, or to prevent or limit any instability

    on, its system.

    2.13  The Limited Term Power (Firm) billing demand

    for any period shall be taken as equal to the number

    of kilowatts reserved as Limited Term Power (Firm)

    for such period.

SECTION 3 - COMPENSATION

    3.1  Payments for the supply of Limited Term Power

(Firm) and Limited Term Energy (Firm) shall be predicated

on the following rates:

    3.11  Demand Charge

       For any month that Limited Term Power (Firm) is

    reserved, $4.50 per kilowatt reserved.  However, in

    the event the Limited Term Power (Firm) reserved is

    reduced upon the request of the supplying party, the

    demand charge for the period during which such

    reduction is made shall be reduced $0.15 per

    kilowatt of reduction for each day during which any

    reduction is in effect.  However, such reduction

    shall not exceed $4.50 per kilowatt month.

    3.12  Energy Charge

       For the kilowatt-hours of Limited Term Power

    (Firm) taken, at a rate per kilowatt-hour equal to

    the out-of-pocket cost (such cost being as of the

    delivery point or points set forth in Section 4.01

    of Article 4 of the Agreement, taking into account

    electrical losses incurred from the source or

    sources of such energy to said delivery point or

    points) of the supplying party in generating or

    supplying such energy, plus ten percent of such

    cost.

                   Modification No. 7





                           to



               INTERCONNECTION AGREEMENT



                 Dated December 2, 1968



                       As Amended





                        between



           INDIANAPOLIS POWER & LIGHT COMPANY



                          and



       SOUTHERN INDIANA GAS AND ELECTRIC COMPANY



                      ___________



                Dated as of June 1, 1982

    THIS MODIFICATION NO. 7, made and entered into as of the first day of June, 1982, between Indianapolis Power &
Light Company ("Indianapolis Company"), an Indiana corporation, and Southern Indiana Gas & Electric Company
("Southern Indiana Company"), also an Indiana corporation;

                      WITNESSETH:

    WHEREAS, Indianapolis Company and Southern Indiana
Company have heretofore entered into an Interconnection
Agreement dated as of December 2, 1968, which Agreement contains six previous modifications (said Interconnection
Agreement as so modified being herein called the "1968
Agreement"); and

    WHEREAS, the parties desire to further modify the 1968 Agreement as hereinafter set forth:

    NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto agree as follows:

    SECTION 1. Service Schedule D - Short Term Power of the 1968 Agreement is hereby cancelled and the Service
Schedule D - Short Term Power attached to this
Modification No. 7, which is made a part hereof and marked "Appendix I", is substituted in its entirety therefor.

    SECTION 2.  Service Schedule F - Limited Term Power
(Firm) of the 1968 Agreement is hereby cancelled and the Service Schedule F - Limited Term Power (Firm) attached to this Modification No. 7, which is made a part hereof and marked "Appendix II", is substituted in its entirety therefor.

    SECTION 3. Nothing in the 1968 Agreement or in this Modification No. 7 shall require either party hereto to purchase power or energy from a third party and resell it to the other party hereto at a price less than the total cost of supplying such purchased power or energy.

    SECTION 4. Except as hereinbefore modified, all the terms and conditions of the 1968 Agreement shall remain in full force and effect.

    SECTION 5.  This Modification No. 7 is made subject
to the jurisdiction of any governmental authority or authorities having jurisdiction in the premises.

    SECTION 6.  This Modification No. 7 shall inure to
the benefit of and be binding upon the successors and assigns of the respective parties.

    IN WITNESS WHEREOF, the parties hereto have caused this Modification No. 7 to be executed by their duly authorized officers as of the date first above written.

                                INDIANAPOLIS POWER & LIGHT COMPANY


                                By /s/ Robert W. Hill
                                  Robert W. Hill, President and
                                    Chief Operating
Officer


ATTEST:

  /s/ Marcus E. Woods
Marcus E. Woods, Vice President,
Secretary and General Counsel

                                SOUTHERN INDIANA GAS AND ELECTRIC
                                  COMPANY


                                By  /s/ N.P. Wagner
                                    N.P. Wagner,
President and Chief
                                    Executive Officer

ATTEST:


  /s/ Leonard H. Meyer
                , Secretary

                                APPENDIX I

                       Exhibit IV

                   SERVICE SCHEDULE D

                    SHORT TERM POWER

                Under Agreement Between

          Indianapolis Power & Light Company

                          And

       Southern Indiana Gas and Electric Company


SECTION 1 - DURATION

    1.1  This Service Schedule, a part of and under

Agreement (herein called the "Agreement"), dated as of

December 2, 1968, between Indianapolis Power & Light

Company ("Indianapolis Company") and Southern Indiana Gas

and Electric Company ("Southern Indiana Company"), shall

become effective June 1, 1982 or at such later date as is

practicable under applicable regulations or orders of the

Federal Energy Regulatory Commission, and shall continue

in effect until termination of the Agreement of which it

is a part.

SECTION 2 - SERVICES TO BE RENDERED

    2.1  Either party by giving the other party notice

may reserve for periods of one or more days or weeks,

such electric power (herein called "Short Term Power") as

the other party may at such time have and is willing to

make available as Short Term Power.  The party asked to

supply Short Term Power shall be the sole judge as to the

amounts and periods that it has electric power available

that may be reserved by the other party as Short Term

Power.  As used herein, the term "week" shall mean any

seven consecutive days.

       2.11  To reserve Short Term Power, the party

    desiring such power shall specify in its notice to

    the other party the number of kilowatts and the

    period for which it desires to so reserve such power

    and the desired schedule of delivery of the power so

    reserved.  The party receiving such notice, in a

    prompt acknowledgement, shall signify the extent of

    its ability and willingness to comply with the

    provisions of such notice.  Any notice or any

    acknowledgement of such notice that initially may be

    given orally shall be confirmed in writing, if

    requested by either party, and such confirmation

    shall be forwarded not later than the third day,

    excluding Saturdays, Sundays, and holidays,

    following the day such oral notice is given.

       2.12  During the period that Short Term Power has

    been reserved as above provided, the party having

    agreed to supply such power shall deliver, upon

    call, electric energy (herein called "Short Term

    Energy") to the other party at the delivery point or

    points set forth in Section 4.01 of Article 4 of the

    Agreement in amounts up to the number of kilowatts

    reserved.  However, in the event conditions arise

    during such period which could not have been

    reasonably foreseen at the time said power was

    reserved and such conditions would cause the

    delivery of Short Term Energy to be burdensome to

    the supplying party, said party shall have the right

    to request that the other party reduce its take of

    such energy to the lesser amount specified for any

    portion of such period.  The party so requested

    shall promptly comply with the request of the other

    party.

       2.13  The Short Term Power billing demand for any

    period shall be taken as equal to the number of

    kilowatts reserved for such period as Short Term

    Power.

SECTION 3 - COMPENSATION

    3.1  The reserving party shall pay the supplying

party:

       3.11  For any week that Short Term Power is

       reserved, $1.05 per kilowatt reserved; less, for

       each day during any part of which the amount of

       such Short Term Power is reduced by the supplying

       party, $0.18 per kilowatt of the reduction

       (except that in no event shall the total of such

       reductions in any week exceed $1.05 per

       kilowatt).  For each period less than one week

       that Short Term Power is reserved, $0.18 per

       kilowatt reserved per day; less, for any day

       during any party of which the amount of Short

       Term Power is reduced by the supplying party,

       $0.18 per kilowatt of the reduction; plus

         3.12  110% of the out-of-pocket costs of

    supplying the Short Term Energy taken during such

    reservation periods that comes from the supplying

    party's own system; plus, for energy purchased by

    the supplying party from another system to supply

    any part of the Short Term Energy taken during such

    reservation periods, 100% of the amount paid

    therefor by the supplying party plus 10% thereof,

    but not to exceed (a) 1.6 mills per kilowatt-hour if

    Indianapolis Company is the supplying party, or (b)

    2.1 mills per kilowatt-hour if Southern Indiana

    Company is the supplying party.

                                                       Appendix II

                       Exhibit VI

                   SERVICE SCHEDULE F

               LIMITED TERM POWER (FIRM)

                Under Agreement Between

           Indianapolis Power & Light Company

                          And

       Southern Indiana Gas and Electric Company

SECTION 1 - DURATION

    1.1  This Service Schedule, a part of and under

Agreement (herein called the "Agreement"), dated as of

December 2, 1968, between Indianapolis Power & Light

Company ("Indianapolis Company') and Southern Indiana Gas

and Electric Company ("Southern Indiana Company"), shall

become effective June 1, 1982 or at such later date as is

practicable under applicable regulations or orders of the

Federal Energy Regulatory Commission, and shall continue

in effect until termination of the Agreement.

SECTION 2 - SERVICES TO BE RENDERED

    2.1  Either party by giving the other party notice

may reserve for periods of not less than one month or

more than twelve months, such electric powers herein

called "Limited Term Power (Firm)", as the other party

may be willing to make available as Limited Term Power

(Firm).  The party asked to supply Limited Term Power

(Firm) shall be the sole judge as to the amounts and

periods that it will make electric power available for

reservation by the other party as Limited Term Power

(Firm).

    2.11  To reserve Limited Term Power (Firm), the

    party desiring such power shall specify in its

    notice to the other party the number of kilowatts

    and the period for which it desires to so reserve

    such power.  The party receiving such notice shall

    signify the extent of its ability and willingness to

    comply with the provisions of such notice.  Any

    notice or any acknowledgement of such notice that

    initially may be given orally shall be confirmed

    thereafter in writing.

    2.12  During each period that Limited Term Power

    (Firm) has been reserved as above provided, the

    party having agreed to supply such power shall

    deliver, upon call, electric energy, herein called

    "Limited Term Energy (Firm)", to the other party at

    the delivery point or points set forth in Section

    4.01 of Article 4 of the Agreement in any amount up

    to and including the number of kilowatts reserved.

    However, in the event conditions arise during such

    period which could not have been reasonably foreseen

    at the time said power was reserved and such

    conditions would cause the delivery of Limited Term

    Energy (Firm) to be burdensome to the supplying

    party, the supplying party may reduce or interrupt

    the delivery of such energy to preserve the

    integrity of, or to prevent or limit any instability

    on, its system.

    2.13  The Limited Term Power (Firm) billing demand

    for any period shall be taken as equal to the number

    of kilowatts reserved as Limited Term Power (Firm)

    for such period.

SECTION 3 - COMPENSATION

    3.1  The reserving party shall pay the supplying

party:

    3.11  For any month that Limited Term Power (Firm)

    is reserved, $5.50 per kilowatt reserved.  However,

    in the event the Limited Term Power (Firm) reserved

    is reduced upon the request of the supplying party,

    the demand charge for the period during which such

    reduction is made shall be reduced $0.185 per

    kilowatt of reduction for each day during which any

    reduction is in effect.  However, such reduction

    shall not exceed $5.50 per kilowatt-month; plus

    3.12  110% of the out-of-pocket costs of supplying

    the Limited Term Energy (Firm) taken during such

    reservation periods that comes from the supplying

    party's own system; plus, for energy purchased by

    the supplying party from another system to supply

    any part of the Limited Term Energy (Firm) taken

    during such reservation periods, 100% of the amount

    paid therefor by the supplying party plus 10%

    thereof, but not to exceed (a) 1.6 mills per

    kilowatt-hour if Indianapolis Company is the

    supplying party, or (b) 2.1 mills per kilowatt-hour

    if Southern Indiana Company is the supplying party.

                   Modification No. 8





                           to



               INTERCONNECTION AGREEMENT



                 Dated December 2, 1968



                        between





           INDIANAPOLIS POWER & LIGHT COMPANY



                          and



       SOUTHERN INDIANA GAS AND ELECTRIC COMPANY



                      ___________



             Dated as of September 1, 1989

                   MODIFICATION NO. 8

                           To

               INTERCONNECTION AGREEMENT

                        Between

           INDIANAPOLIS POWER & LIGHT COMPANY

                          And

       SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

    THIS MODIFICATION NO. 8, dated as of this 1st day of September, 1989, between INDIANAPOLIS POWER & LIGHT
COMPANY (hereinafter called "IPL") an Indiana corporation, and SOUTHERN INDIANA GAS & ELECTRIC COMPANY,
INC. (hereinafter called "SIGECO"), an Indiana corporation,

                      WITNESSETH:

    0.01 WHEREAS, there is now in force and effect between IPL and SIGECO an interconnection agreement dated as of December 2, 1968, as amended since by seven modifications (such agreement as so amended being hereinafter referred to as the "1968 Agreement"); and

    0.02 WHEREAS, IPL desires to utilize, when and as requested, certain electric transmission facilities of SIGECO to transmit up to 100 MW of power and associated energy from Big Rivers Electric Corporation (hereinafter called "Big Rivers" located in Kentucky to IPL over a 20-year period beginning January 1, 1991; and

    0.03 WHEREAS, SIGECO is willing to transmit such power and associated energy from Big Rivers to IPL when and as requested over such 20-year period in accordance with the terms and conditions of this Modification No. 8 and Service Schedule G annexed thereto; and

    0.04  WHEREAS, both parties also desire to revise
Service Schedule A, C, D and F and file new Service
Schedules A, C, D and F as part of this Modification No.
8.

                       ARTICLE 1

    1.01 Article 2 of the 1968 Agreement is hereby amended by revising Section 2.01 to read as follows:

       "2.01 It is the purpose of the parties hereto to realize on an equitable basis, all reciprocal benefits practicable to be effected through coordination in the operation and development of their respective systems. It is understood by the parties that such benefits may be realized under the stated terms and conditions of the following interconnection services:

       1.   the furnishing of mutual emergency and
             standby assistance, in accordance with
             Service Schedule A annexed hereto;

       2. the transfer of electric energy through the transmission system of one party for the benefit of the other, in accordance with Service Schedule B annexed hereto;

       3.   the interchange, sale and purchase of
             energy to effect operating economies, in accordance with Service Schedule C annexed hereto;

       4.   the sale and purchase of short-term
             electric power and energy available on the system of one party and needed on the system of the other, in accordance with Service Schedule D annexed hereto;

       5. the coordination of maintenance schedules of generating and transmission facilities, in accordance with Service Schedule E annexed hereto;

       6. the sale and purchase of limited term power and energy available on the system of one party and needed on the system of the other, in accordance with Service Schedule
             F annexed hereto;

       7. the transfer of up to 100 MW of electric power and associated energy from Big Rivers to IPL when and as requested in accordance with Service Schedule G annexed hereto.

    In furtherance of such purpose the parties hereto shall create an Operating Committee as provided in
    Article 7 hereof."

and by revising Section 2.03 to read as follows:

       "2.03 The respective service schedules shall be designated:

       1.   Service Schedule A - Emergency Service

       2.   Service Schedule B - Energy Transfer

       3.   Service Schedule C - Interchange Power

       4.   Service Schedule D - Short Term Power

       5.   Service Schedule E - Coordination of Scheduled Maintenance of
                                 Generating Facilities

       6.   Service Schedule F - Limited Term Power (Firm)

       7.   Service Schedule G - Specific Transmission Service

    such service schedules having been agreed upon between the Parties hereto, are attached hereto, made a part hereof, and marked Exhibits I, II, III, IV, V, VI and VII respectively."

    1.02 Article 9 of the 1968 Agreement is hereby amended by revising Section 9.01 to read as follows:

       "9.01 This agreement shall become effective at the date hereof, subject to the filing requirements of FERC, or any other regulatory authority having jurisdiction and to approval of any such authority, if required, and except as otherwise provided in Service Schedule G, shall continue in effect through December 31, 2010, (the "Initial Term"), and thereafter for successive terms of three (3) years each unless and until terminated as provided in Section 9.02 hereof."

by revising Section 9.02 to read as follows:

       "9.02 Either party upon at least thirty months' prior written notice to the other, may terminate this agreement after the expiration of the initial term or any successive term hereof;
       provided, that this agreement shall not be deemed to have terminated until all prior commitments for the sale or purchase of power under this agreement have been fulfilled.

and by deleting Section 9.03 in its entirety.

    1.03  Article 18 is hereby added to the 1968
Agreement to read as follows:

                      "ARTICLE 18

                        "DEFAULT

             "18.01  Default Defined.  As used herein,
       "Default" shall mean the failure of a party to make any payment or perform any obligation at the time and in the manner required by this agreement, except where such failure to discharge obligations (other than the payment of money) is the result of uncontrollable forces. Failure to make any payment in the time and manner required by this agreement shall not be excused as a Default by payment of late charges in accordance with the provisions of Section 18.02 below:

             "18.02 Remedies For Default. Upon failure of a party to make a payment or perform an obligation, required hereunder, the other party shall give written notice of Default to the defaulting party. The defaulting party shall have 30 days within which to cure the Default.
       If a Default is not cured within such period, the party not in Default, at its option, may, in addition to all other rights and remedies available at law, in equity or under any other provision of this agreement suspend this agreement until the Default is cured. The party not in Default may also maintain such other actions for damages as may be provided by law or in equity."

                       ARTICLE 2

    2.01 Except as hereinabove specifically amended, all other terms and conditions of the 1968 Agreement shall remain in full force and effect.

    IN WITNESS WHEREOF, the parties hereto have caused this Modification No. 8 to be executed by their respective duly authorized officers as of the day, month and year first written above.

                                INDIANAPOLIS POWER & LIGHT COMPANY


                                By   /s/ Robert W. Hill
                                   Robert W. Hill, Chairman and
                                     President

                                SOUTHERN INDIANA GAS AND ELECTRIC
                                  COMPANY



                                By   /s/ N.P. Wagner
                                   N.P. Wagner, Chairman and CEO
                                            Exhibit I

                   SERVICE SCHEDULE A

                   EMERGENCY SERVICE

SECTION 1 - DURATION

1.1  This Service Schedule, being a part of and under

Modification No. 8 to the Interconnection Agreement

(referred to herein as the "1968 Agreement") dated as of

December 2, 1968 between Indianapolis Power & Light

Company (hereinafter called "IPL" or a "Party") and

Southern Indiana Gas and Electric Company, Inc.

(hereinafter called "SIGECO" or a "Party") shall become

effective as of the date of the Eighth Modification and

shall continue in effective throughout the duration of

the 1968 Agreement.

SECTION 2 - SERVICES TO BE RENDERED

2.1  Conditional Service.  Subject to the provisions of

subsection 2.2 of this Section 2, in the event of a

breakdown or other emergency in or on the system of

either Party involving either sources of power or

transmission facilities, or both, impairing or

jeopardizing the ability of the Party suffering the

emergency to meet the loads of its system, the other

Party shall deliver to such Party electric energy that it

is requested to deliver; provided, however, that neither

Party shall be obligated to deliver such energy which, in

its sole judgment, it cannot deliver without interposing

a hazard to or economic burden upon its operations or

without impairing or jeopardizing the other load

requirements of its system; and provided further, that

neither Party shall be obligated to deliver electric

energy to the other for a period in excess of forty-eight

(48) consecutive hours during any single emergency.

    2.2  Non-Performance.  The Parties recognize that

the delivery of electric energy as provided in subsection

2.1 of this Section 2 is subject to two conditions which

may preclude the delivery of such energy as so provided:

(a) the Party requested to deliver electric energy may be

suffering an emergency in or on its own system as

described in said subsection 2.1, or (b) the system of a

Party may be delivering electric energy, under a mutual

emergency interchange agreement, to the system of another

interconnected company which is suffering an emergency in

or on its system.  Under conditions as cited under (a)

above, neither Party shall be considered to be in default

hereunder if it is unable to comply with the provisions

of said subsection 2.1.  Under conditions as cited under

(b) above, neither party shall be considered to be in

default hereunder if it is unable to comply with the

provisions of said subsection 2.1; provided, however,

that such Party shall make every effort consistent with

the terms of its contract with said other interconnected

company to make the electric energy as provided in

subsection 2.1 available to the other Party hereto as

soon as possible.

    2.3  Reserve Generating Capacity Review.  If at any

time the record over a reasonable prior period shows

clearly that either of the Parties has failed to deliver

energy in accordance with and subject to the provisions

of subsection 2.1 and subsection 2.2 of this Section 2,

either Party, by written notice given to the other Party,

may call for a joint study by the Parties of the reserve

generating capacity in and provided for their respective

systems and of their respective system transmission

facilities affecting the supply and delivery of power and

energy under the 1989 Agreement.  It shall be the purpose

of such study to determine the adequacy or inadequacy of

reserve generating capacity and transmission facilities

being provided to meet the requirements of the Parties'

respective systems, reflecting obligations under the

Agreement, and, if inadequate, the extent of the burden

that one Party may be placing upon the other.  If it

should be found that one Party is placing an unreasonable

burden upon the other, the Party causing such burden

shall take such measures as are necessary to remove the

burden from the other Party, or the Parties shall enter

into such arrangements as shall provide for equitable

compensation to the Party being burdened.

SECTION 3 - COMPENSATION

    3.1  Electric energy delivered under Section 2 above

shall be settled for either by the return of equivalent

energy or, at the option of the Party that supplied such

energy, by payment of the out-of-pocket cost (such cost

being as of the delivery point or points, as provided in

Section 4.01 and 4.02 of Article 4 of the Agreement,

taking into account electrical losses incurred from the

source or sources of such energy to said delivery point

or points) to the supplying Party generating such energy

plus ten percent of such cost.  If equivalent energy is

returned, it shall be returned at times when the load

conditions of the Party electing to receive it are

equivalent to the load conditions of such Party at the

time the energy for which it is returned was delivered

or, if such Party elects to have equivalent energy

returned under different conditions, it shall be returned

in such amounts, to be agreed upon by the Operating

Committee, as will compensate for the difference in

conditions.

3.2  Electric energy delivered under Section 2 above that

is purchased by the supplying Party's system from another

interconnected system shall be settled for by the payment

of 100% of the amount paid therefore by the supplying

Party plus the following:

    3.21  Where IPL is the supplying Party, up to 3.46

    mills per kilowatt-hour (2.46 mills/KWH for bulk

    transmission charges plus 1.0 mill/KWH for difficult

    to quantify energy related costs) plus the cost of

    any transmission losses, taxes, and other expenses

    incurred that would not have been incurred if such

    transaction had not been made.



    3.22  Where SIGECO is the supplying Party, up to

    3.19 mills per kilowatt-hour (2.19 mills/KWH for

    bulk transmission charge plus 1.0 mill/KWH for

    difficult to quantify energy-related costs) plus the

    cost of any transmission losses, taxes, and other

    expenses incurred that would not have been incurred

    if such transaction had not been made.

                                           Exhibit III

                   SERVICE SCHEDULE C

                   INTERCHANGE ENERGY


SECTION 1 - DURATION

1.1  This Service Schedule, a part of and under

Modification No. 8 to the Interconnection Agreement

(referred to herein as the "1968 Agreement") dated as of

December 2, 1968 between Indianapolis Power & Light

Company (hereinafter called "IPL" or a "Party") and

Southern Indiana Gas and Electric Company, Inc.

(hereinafter called "SIGECO" or a "Party") shall become

effective as of the date of the Eighth Modification and

shall continue in effective throughout the duration of

the 1968 Agreement.

SECTION 2 - SERVICES TO BE RENDERED

    Economy Energy

2.1  It is recognized that from time to time each of the

Parties may have electric energy (herein called "Economy

Energy") available from surplus capacity either on its

own system or from sources outside its own system, or

both, and that Economy Energy could be supplied to the

other Party at a cost that would result in operating

savings to such other Party.  Such operating savings

would result from the displacement of electric energy

that otherwise would be supplied from capacity either on

such other Party's system or from sources outside its own

system, or both.  To promote the economy of electric

power supply and to achieve efficient utilization of

production capacity, either Party, whenever it in its own

judgment determines Economy Energy is available, may, but

shall not be obligated to, offer Economy Energy to the

other Party.  Promptly upon receipt of any such offer

other Party shall notify the offering Party of the extent

to which it desires to use such Economy Energy, and

schedules providing the periods and extent of use shall

be agreed upon.

    Non-Displacement Energy

2.2  It is further recognized that from time to time

occasions will arise when the effecting of transactions,

as provided in subsection 2.1 of this Section 2 will be

impracticable, but at the same time one of the Parties

may have electric energy (herein called "Non-Displacement

Energy") which it is willing to make available from

surplus capacity either on its own system or from sources

outside its own system, or both, that can be utilized

advantageously for short intervals by the other Party.

It shall be the responsibility of the Party desiring the

receipt of Non-Displacement Energy to initiate the

receipt and delivery of such energy.  The Party desiring

such receipt of energy shall inform the other Party of

the extent to which it desires to use Non-Displacement

Energy, and, whenever in its sole judgment such other

Party determines that it has Non-Displacement Energy

available, schedules providing the periods and extent of

use shall be mutually agreed upon.  Neither Party shall

be obligated to make any Non-Displacement Energy

available to the other.

SECTION 3 - COMPENSATION

    Economy Energy

3.1 The charge for Economy Energy purchased by either

Party from the other Party shall be based on the

principle that the Party purchasing it shall pay the

out-of-pocket cost (including all operating, maintenance,

tax, transmission losses and other expenses incurred that

would not have been incurred if the energy had not been

supplied) of the Party supplying such energy and that the

resulting savings to the receiving Party shall be equally

shared by the supplying and receiving Parties.

3.2  When Economy Energy is obtained from or delivered to

other systems interconnected with the Parties, but not

signatories to the 1968 Agreement, payments shall be

based on the out-of-pocket cost of the supplying Party or

system providing the energy and an allocation of the

gross savings which are defined as the difference between

(1) what the out-of-pocket costs of the receiving Party

or system would have been to generate such energy, and

(2) the out-of-pocket costs of the supplying Party or

system providing the energy.  Such allocation shall be

made as provided in subsection 3.21 and 3.22 hereinbelow:

    3.21  The transmitting Party shall be paid (a) its

    cost of purchasing the Energy supplied, plus (b) its

    costs of additional transmission losses plus (c) the

    following:

        (1) When IPL is such transmitting Party:

            The greater of (i) fifteen percent of the

            gross savings remaining after deducting all

            such payments for transmission losses or

            (ii) an amount not to exceed 3.46 mills per

            kilowatt-hour of Energy received for

            transmission.

        (2) When SIGECO is such transmitting Party:

            The greater of (i) fifteen percent of the

            gross savings remaining after deducting all

            such payments for transmission losses or

            (ii) an amount not to exceed 3.19 mills per

            kilowatt-hour of Energy received for

            transmission.

    3.22  The supplying Party or system shall be paid

    its out-of-pocket cost of providing the energy, plus

    one-half of the gross savings remaining after

    deducting all (b) and (c) payments made under

    subsection 3.21.  The receiving Party or system

    shall be entitled to the other one-half of the gross

    savings remaining after deducting all (b) and (c)

    payments made under subsection 3.21.

3.3  Prior to any transaction involving the delivery and

receipt of Economy Energy, as provided in subsection 3.1

and 3.2 authorized representatives of the Parties shall

determine and agree upon the compensation applicable to

such transaction.  Compensation so agreed upon shall not

be subject to later review or adjustment.

    Non-Displacement Energy

3.4  Non-Displacement Energy delivered hereunder shall be

settled for either by the return of equivalent energy or,

at the option of the Party that supplied such energy, by

payment of the out-of-pocket cost (such cost being as of

the delivery point or points, as provided in Sections

4.01 and 4.02 of Article 4 of the 1968 Agreement, taking

into account electrical losses incurred from the source

or sources of such energy to said delivery point or

points) to the supplying Party generating such energy

plus ten percent of such cost.  If equivalent energy is

returned, it shall be returned at times when the load

conditions of the Party receiving it are equivalent to

the load conditions of such Party at the time the energy

for which it is returned was delivered or, if such Party

elects to have equivalent energy returned under different

conditions, it shall be returned in such amounts, to be

agreed upon by the Operating Committee, as will

compensate for the difference in conditions.

3.5  Non-Displacement Energy delivered under Subsection

2.2 above that is purchased by the supplying Party from

another interconnected system which is not a signatory to

the 1989 Agreement ("Third Party") at the request of the

receiving Party shall be settled for as follows:

    3.51  When IPL is the supplying Party, a payment of

    100 percent of the amount paid to such Third Party,

    plus up to 3.46 mills per kilowatt-hour (consisting

    of up to 2.46 mills per kilowatt-hour for a

    transmission charge and 1 mill per kilowatt-hour for

    difficult to quantify energy related costs) plus any

    transmission losses.

    3.52  When SIGECO is the supplying Party, a payment

    of 100 percent of the amount paid to such Third

    Party, plus up to 3.19 mills per kilowatt-hour

    (consisting of up to 2.19 mills per kilowatt-hour

    for a transmission charge and 1 mill per

    kilowatt-hour for difficult to quantify energy

    related costs) plus any transmission losses.

                                           Exhibit IV



                   SERVICE SCHEDULE D

              SHORT TERM POWER AND ENERGY

SECTION 1 - DURATION

1.1  This Service Schedule, being a part of and under

Modification No. 8 to the Interconnection Agreement

(referred to herein as the "1968 Agreement") dated as of

December 2, 1968 between Indianapolis Power & Light

Company (hereinafter called "IPL" or a "Party") and

Southern Indiana Gas and Electric Company, Inc.

(hereinafter called "SIGECO" or a "Party") shall become

effective as of the date of the Eighth Modification and

shall continue in effect throughout the duration of the

1968 Agreement.

SECTION 2 - SERVICES TO BE RENDERED

2.1  Either Party by giving the other Party notice may

reserve from the other, (a) electric power ("Weekly Short

Term Power") for periods of one or more weeks or (b)

electric power ("Daily Short Term Power") for periods of

one or more days whenever, the Party requested to reserve

the same, is willing to make such power available.  Under

ordinary circumstances such reservation shall extend for

not less than a calendar week if it begins with Sunday or

for the balance of the calendar week if it begins with

any day subsequent to the Sunday; however, under unusual

circumstances, the Parties may mutually agree upon a

reservation of Daily or Weekly Short Term Power for a

lesser number of days.  In all cases the Party asked to

supply Daily or Weekly Short Term Power shall be the sole

judge as to the amounts and periods that it has electric

power available that may be reserved by the other Party

as Short Term Power.

        2.11  Prior to each reservation of Weekly or

    Daily Short Term Power, the number of kilowatts to

    be reserved, the period of the reservation, the

    terms of such reservation, and the source of such

    power if the supplying Party is in turn reserving

    such power from another interconnected system

    ("Third Party"), shall be determined by the Parties.

    Such determination shall be confirmed in writing at

    the request of either Party.  If during such period

    conditions arise that could not have been reasonably

    foreseen at the time of the reservation and cause

    the reservation to be burdensome to the supplying

    Party or its system, such Party may by oral notice

    to the reserving Party, such oral notice to be later

    confirmed in writing if requested by either Party,

    reduce the number of kilowatts reserved by such

    amount and for such time as it shall specify in such

    notice, but kilowatts reserved hereunder that the

    supplying Party is in turn reserving from another

    system may be reduced only to the extent they are

    reduced by such other system.

        2.12  During the period that Weekly or Daily

    Short Term Power has been reserved, the Party that

    has agreed to supply such power shall upon call by

    the reserving Party deliver associated electric

    energy ("Weekly or Daily Short Term Energy") to the

    reserving Party as of the delivery point or points,

    as provided in Section 4.01 and 4.02 of Article 4 of

    the 1968 Agreement at a rate during each hour of up

    to and including the number of kilowatts reserved.

SECTION 3 - COMPENSATION

3.1  Demand Charges:  The reserving Party of Weekly or

Daily Short Term Power shall pay the supplying Party

Demand Charges for such Short Term Power at the following

rates:

    3.11  Weekly Short Term Power

         3.11.1  When IPL is the supplying Party:  at

    the rate of up to $1.05 per kilowatt reserved per

    such week.

         3.11.2  When SIGECO is the supplying Party:  at

    the rate of up to $1.05 per kilowatt reserved per

    such week.

         3.11.3  In the event the amount of Weekly Short

    Term Power taken is reduced upon request of the

    supplying Party, the demand charge for each day

    (other than Sunday) during which any reduction is in

    effect shall be reduced by one-sixth (1/6) of the

    aforesaid supplying Party's weekly demand rate per

    kilowatt of reduction.

    3.12  Daily Short Term Power

         3.12.1  For any day that Daily Short Term Power

    is reserved by either Party, the daily demand rate

    shall be equal to the rate of up to one-sixth (1/6)

    of the supplying Party's Weekly Short Term Power

    demand rate.

         3.12.2  In the event the amount of Daily Short

    Term Power taken is reduced upon request of the

    supplying Party, the demand charge for each day

    during which such reduction is made shall be reduced

    by one-sixth (1/6) of the above weekly demand rate

    per kilowatt of reduction.

    3.13Third Party Weekly or Daily Short Term Power

         3.13.1  For any period that Short Term Power is

    reserved by SIGECO for IPL from a Third Party, such

    Short Term Power shall be supplied at the rate up to

    $.265 per kilowatt reserved per week or up to $.053

    per kilowatt reserved per day plus the demand charge

    paid therefor by SIGECO to the Third Party.

         3.13.2  For any period that Short Term Power is

    reserved by IPL for and at the request of SIGECO

    from a Third Party, such Short Term Power shall be

    supplied at the rate of up to $.295 per kilowatt

    reserved per week or at the rate of up to $.059 per

    kilowatt reserved per day plus the demand charge

    paid therefor by IPL to the Third Party.

         3.13.3  In the event the amount of Weekly Short

    Term Power reserved from a Third Party is reduced

    upon the request of the Third Party, the demand

    charge for each day during which such reduction is

    in effect shall be reduced by the amount by which

    the demand charge payable by the supplying Party is

    reduced under its Agreement with such Third Party

    plus, in the case of Power reserved by IPL, one-

    sixth of the rate per kilowatt agreed to under

    Section 3.13.2 for each kilowatt or reduction each

    day; but not more than the rate agreed upon for each

    kilowatt per week; and, in the case of Power

    reserved by SIGECO, one-sixth of the rate per

    kilowatt stated in Section 3.13.1 for each kilowatt

    of reduction each day; but not more than the rate

    agreed upon for each kilowatt per week.

         3.13.4  In the event that the amount of Daily

    Short Term Power reserved from a Third Party is

    reduced upon the request of the Third Party, the

    demand charge for such Power shall be reduced by the

    amount by which the demand charge payable by the

    supplying Party is reduced by the Third Party.

3.2 Energy Charges:  The reserving Party shall pay the

supplying Party Energy Charges for all Short Term Energy

delivered pursuant to subsection 2.12 above at the

following rates:

         3.21  For each kilowatt-hour that is generated

    by the supplying Party's system 110% of the out-of-

    pocket costs (including all operating, maintenance,

    tax, transmission losses and other expenses incurred

    that would not have been incurred if the energy had

    not been supplied) of supplying Short Term Energy

    called for during such period.

         3.22  For each kilowatt-hour purchased by the

    supplying Party's system from a Third Party to

    supply the Short Term Energy called for during each

    period, 100% of the amount paid therefore by the

    supplying Party plus the following:

         3.22.1  Where IPL is the supplying Party, 1.0

    mill per kilowatt-hour for difficult to quantify

    energy-related costs plus the cost of any

    transmission losses, taxes, and other expenses

    incurred that would not have been incurred if such

    transaction had not been made.

         3.22.2  Where SIGECO is the supplying Party,

    1.0 mill/KWH for difficult to quantify energy-

    related costs plus the cost of any transmission

    losses, taxes, and other expenses incurred that

    would not have been incurred if such transaction had

    not been made.

                                                      Exhibit VI

                   SERVICE SCHEDULE F

               LIMITED TERM POWER (FIRM)



SECTION 1 - DURATION

1.1  This Service Schedule, being a part of and under

Modification No. 8 to the Interconnection Agreement

(referred to herein as the "1968 Agreement") dated as of

December 2, 1968 between Indianapolis Power & Light

Company (hereinafter called "IPL"' or a "Party") and

Southern Indiana Gas and Electric Company, Inc.

("hereinafter called "SIGECO" or a "Party"), shall become

effective as of the date of the Eighth Modification and

shall continue in effect throughout the duration of the

1968 Agreement.

SECTION 2 - SERVICES TO BE RENDERED

2.1  Either Party by giving the other Party notice may

reserve for periods of not less than one (1) or more than

twelve (12) months, such electric power (herein called

"Limited Term Power (Firm)") as the other Party may be

willing to make available as Limited Term Power (Firm).

The Party asked to supply Limited Term Power (Firm) shall

be the sole judge as to the amounts and periods that it

has electric power available that may be reserved by the

other Party as Limited Term Power (Firm).

    2.11  To reserve Limited Term Power (Firm), the

    Party desiring such power shall specify in its

    notice to the supplying Party the number of

    kilowatts and the period for which it desires to so

    reserve such power.  The supplying Party shall

    signify the extent of its ability and willingness to

    comply with the provisions of such notice.  Any

    notice or any acknowledgement of such notice that

    initially may be given or all shall be confirmed

    thereafter in writing.

    2.12  During each period that Limited Term Power

    (Firm) has been reserved as above provided, the

    supplying Party shall deliver upon call electric

    energy (herein called "Limited Term Energy (Firm)")

    to the other Party at the delivery point or points

    set forth in Section 4.01 of Article 4 of the

    Agreement in any amount up to and including the

    number of kilowatts reserved.  However, in the event

    conditions arise during such period which could not

    have been reasonably foreseen at the time said power

    was reserved and such conditions would cause the

    delivery of Limited Term Energy (Firm) to be

    burdensome to the supplying Party, the supplying

    Party may, upon notice to the reserving Party reduce

    or interrupt the delivery of such energy to preserve

    the integrity of, or to prevent or limit any

    instability on, its system.

    2.13  The Limited Term Power (Firm) billing demand

    for any period shall be taken as equal to the number

    of kilowatts reserved as Limited Term Power (Firm)

    for such period.

SECTION 3 - COMPENSATION

3.1  The Party reserving Limited Term Power (Firm) shall

pay the supplying Party the following Demand Charges:

    3.11  Monthly Limited Term Power (Firm) - For any

    month that Limited Term Power (Firm) is reserved up

    to $5.50 per kilowatt reserved; less, for each day

    during any part of which the amount of Monthly

    Limited Term Power (Firm) is reduced upon notice

    from the supplying Party, one-twentieth (1/20) of

    the supplying Party's monthly demand rate per

    kilowatt for each kilowatt of reduction but not more

    than the rate agreed upon for each kilowatt per

    month.

    3.12  Third Party Monthly Limited Term Power (Firm)

         3.12.1  For any month that Monthly Limited Term

    Power (Firm) is reserved by SIGECO for and at the

    request of IPL from a Third Party, such Monthly

    Limited Term Power (Firm) shall be supplied at the

    rate of up to $1.15 per kilowatt reserved per month

    plus the demand charge paid therefor by SIGECO to

    the Third Party.

         3.12.2  For any month that Monthly Limited Term

    Power (Firm) is reserved by IPL for and at the

    request of SIGECO from a Third Party, such Monthly

    Limited Term Power (Firm) shall be supplied at the

    rate of up to $1.28 per kilowatt reserved per month

    plus the demand charge paid therefor by IPL to the

    Third Party.

         3.12.3  In the event the amount of Monthly

    Limited Term Power (Firm) reserved from a Third

    Party is reduced upon the request of the Third

    Party, the demand charge for each day during which

    reduction is in effect shall be reduced by the

    amount by which the demand charge payable by the

    supplying Party is reduced under its Agreement with

    such Third Party plus, in the case of Power reserved

    by IPL one-thirtieth (1/30) of the rate per kilowatt

    agreed to under Paragraph 3.12.1 of this Section

    3.12 for each kilowatt of reduction each day; but

    not more than the rate agreed upon for each kilowatt

    per month; and, in the case of Power reserved by

    SIGECO, one-thirtieth (1/30) of the rate per

    kilowatt agreed to under Paragraph 3.12.2 of this

    Section 3.12 for each kilowatt of reduction each

    day; but not more than the rate agreed upon for each

    kilowatt per week.

3.2  The reserving Party shall pay the supplying Party

for all Limited Term Energy (Firm) delivered at the

following rates:

    3.21  For each kilowatthour that is generated by the

    supplying Party's system, 100 percent of the Out-of-

    Pocket Costs of supplying Limited Term Energy (Firm)

    called for during such period, plus 10 percent of

    such costs.

    3.22  For each kilowatthour purchased by IPL from a

    Third Party in order to supply the Limited Term

    Energy called for during such period, 100 percent of

    the amount of the Energy charge paid therefor by IPL

    plus 1 mill per kilowtthour plus any transmission

    losses.

    3.23  For each kilowatthour purchased by SIGECO from

    a Third Party in order to supply the Limited Term

    Energy (Firm) called for during such period, 100

    percent of the amount of the Energy charge paid

    therefor by SIGECO plus 1 mill per kilowatthour plus

    any transmission losses.

                                                      EXHIBIT VII



                   SERVICE SCHEDULE G

             SPECIFIC TRANSMISSION SERVICE



SECTION 1 - DURATION AND TERMINATION

1.1  This Service Schedule G, being part of Modification

No. 8 dated as of September 1, 1989 to the Agreement

dated as of December 2, 1968 between Indianapolis Power &

Light Company (hereinafter called "IPL" or a "Party") and

Southern Indiana Gas and Electric Company, Inc.

(hereinafter called "SIGECO" or a "Party") as amended by

seven previous modifications (said Interconnection

Agreement as so modified being herein called the "1968

Agreement"), shall become effective on the effective date

of Modification No. 8 and shall continue in effect until

terminated in accordance with this Section 1.

1.2  The term of this Service Schedule G shall commence

January 1, 1991 and shall extend through December 31,

2010, unless it is otherwise terminated in accordance

with Subsections 1.3, 1.4, 1.5, 1.6 or 1.7 of this

Section 1.

1.3  If any regulatory authority having jurisdiction over

Modification No. 8 does not accept it for filing within

ninety (90) days after its submission, or requires any

modification to its rates, terms, or conditions as a

condition of accepting Modification No. 8 for filing,

either Party may terminate Modification No. 8, if in such

Party's good faith judgment such modification materially

changes the benefits or burdens to the Party desiring to

terminate; provided, the terminating Party has used its

best efforts to obtain regulatory acceptance.  In that

event, such Party may terminate Modification No. 8 and

this Service Schedule G by notifying the other Party in

writing of its intention to so terminate not more than

thirty (30) days after final action is taken not to

accept Modification No. 8 for filing or which requires

such modification as a condition of such acceptance.

Modification No. 8 and this Service Schedule G shall

terminate thirty (30) days after receipt of such notice

by the other Party.

1.4  If at any time after the acceptance of Modification

No. 8, any regulatory authority having jurisdiction over

it modifies its rates, terms or conditions, either Party

may terminate Modification No. 8 if in such Party's good

faith judgment such modification materially changes the

benefits or burdens of Modification No. 8 to the Party

desiring to terminate; provided, the terminating Party

has used its best efforts to obtain acceptable rates,

terms and conditions.  In that event, such Party may

terminate Modification No. 8 and this Service Schedule G

by notifying the other Party in writing of its intention

to so terminate not more than thirty (30) days after the

effective date of such change.  Modification No. 8 and

this Service Schedule G shall terminate one hundred

twenty (120) days after receipt of such notice by the

other Party.

1.5  IPL may elect to terminate Service Schedule G at any

time during its term if IPL's power purchase from Big

Rivers is terminated or, with three years' advance

notice, if IPL executes an interconnection agreement with

Big Rivers.

1.6 After January 1, 1993, SIGECO may elect to terminate

Service Schedule G at any time upon three (3) years'

advance written notice to IPL stating that SIGECO has

received a written offer from a third party for the

transmission capacity provided by SIGECO to IPL which

results in greater compensation to SIGECO than the

compensation provided under this Service Schedule G;

provided, that IPL shall have the right of first refusal

to match any such offer by agreeing, within 90 days after

receiving a copy of any such offer, to pay such

additional compensation as will equal such offer; and

provided further, that if IPL declines to exercise its

right of first refusal and SIGECO declines to accept the

Third Party offer within 90 days after IPL's refusal,

Service Schedule G shall remain in effect and any further

consideration of such offer shall require a new

three-year notice.

1.7 SIGECO may elect to restrict Service Schedule G at

any time if, due to system or operational occurrences,

SIGECO cannot, in its sole judgment, continue to provide

unrestricted service under Service Schedule G and at the

same time adequately provide service to SIGECO's other

customers without altering or adding to its equipment and

facilities.  Upon the occurrence of such an event and

upon development of a remedial plan by SIGECO, IPL shall

have the option either (a) to agree to pay the mutually

agreed upon reasonable costs of such remedial plan in

proportion to IPL's contribution to the system or

operational occurrences that necessitated such plan and

in proportion to the remaining term of Service Schedule G

or (b) decline to participate in the remedial plan and

continue receiving service under Service Schedule G on a

restricted basis when necessary and on an unrestricted

basis at all other times.

SECTION 2 - SPECIFIC TRANSMISSION SERVICE TO BE RENDERED

AND CONDITIONS THEREOF

2.1  SIGECO shall provide transmission service to IPL for

an amount up to 50 MW from January 1, 1991 through

December 31, 1992 and 100 MW thereafter through December

31, 2010 for power and associated energy over SIGECO's

electrical transmission facilities from its

interconnections with Big Rivers Electric Corporation to

SIGECO's interconnection with IPL.  Such transmission

service shall be available at all times during the term

of this Service Schedule G, except during system

emergencies.  Notification by IPL to SIGECO shall be the

only condition for the use of such transmission service.

2.2  The Parties shall maintain and operate their

respective systems so as to minimize, in accordance with

sound engineering and operating practice, the likelihood

of disturbance(s) originating in either Party's system

which might cause impairment of the transmission service

provided hereunder.

2.3  Either Party may interrupt synchronous operation

through the Interconnection Point if either determines

that its facilities may be damaged due to excessive

loadings caused by the transmission service provided

hereunder.  Should such interruption occur, the parties

shall cooperate to remove the cause of such excessive

loadings as soon as practicable and restore such

interconnection to normal operating condition.  Neither

Party shall be responsible to the other Party for damage

or loss of revenue caused by such interruption.

2.4  The Parties agree to study and negotiate the

installation, ownership, cost and maintenance of any

additional equipment or facilities necessary to effect a

long term solution to any such excessive loading herein

described if either Party reasonably determines that the

transmission service provided for herein contributes to

excessive loading and requests such negotiation.

SECTION 3 - COMPENSATION AND BILLING

3.1  From the commencement date of this Agreement to

December 31, 1995 the following firm transmission rates

shall apply:

    3.11  Demand Charge of $40,000/month for a 50 MW of

    transmission capacity from January 1, 1991 through

    December 31, 1992 and a demand charge of

    $80,000/month for a 100 MW of transmission capacity

    from January 1, 1993 through December 31, 1995.

    3.12  Energy Charge of 1 mill/KWH delivered.

3.2  From January 1, 1996 to December 31, 2010 the

following transmission rates shall apply:

    3.21  A fixed monthly demand charge for 100 MW of

    transmission capacity demand charge beginning

    January 1 of each of the following years:

               Year           Monthly Demand Charge

               1996                 $101,600
               1997                 $105,200
               1998                 $108,800
               1999                 $112,400
               2000                 $116,000
               2001                 $119,600
               2002                 $123,200
               2003                 $126,800
               2004                 $130,400
               2005                 $134,000
               2006                 $137,600
               2007                 $141,200
               2008                 $144,800
               2009                 $148,400
               2010                 $152,000

    3.22  The energy charge shall be the energy charge

    allowed in SIGECO's Federal Energy Regulatory

    Commission Supplement No. 11 to Rate Schedule FPC

    No. 25 pertaining to IPL, effective April 1, 1987,

    to recover unquantified transmission costs,

    currently $.001/KWH, or the FERC approved revisions

    thereof as are in effect thereafter.

3.3 In the event SIGECO's transmission capacity currently

in effect is reduced upon notice from SIGECO, the demand

charge for each day during which any such reduction is in

effect (excluding Saturdays and Sundays) shall be reduced

by one-twentieth (1/20) of SIGECO's monthly demand charge

currently in effect per kilowatt of reduction, but not

more than the demand charge for the month.

                   MODIFICATION NO. 9

                         TO THE

               INTERCONNECTION AGREEMENT

                        BETWEEN

           INDIANAPOLIS POWER & LIGHT COMPANY

                          AND

        SOUTHERN INDIANA GAS & ELECTRIC COMPANY





THIS AMENDMENT made and entered into as of the 1st day of January, 1995 by Indianapolis Power & Light Company
("IPL"), being an Amendment to the Interconnection
Agreement between Southern Indiana Gas & Electric Company
("Buyer") and IPL dated December 2, 1968, as amended (the
"Agreement").


                      WITNESSETH:


WHEREAS, IPL and Southern Indiana Gas & Electric Company entered into the Agreement on December 2, 1968, which Agreement has been amended from time to time;


WHEREAS, the Agreement provides for the sale of power and

energy by IPL

under Service Schedules described as:

         Service Schedule A         Emergency Service

         Service Schedule C         Interchange Energy

         Service Schedule D         Short Term Power and Energy

         Service Schedule F         Limited Term Power (Firm)


WHEREAS, the Agreement provides for the recovery of incremental costs or "out-of-pocket" costs occasioned by the sale by IPL of electric energy;


WHEREAS, IPL has implemented its Emissions Constrained

Dispatch Plan, attached hereto;



WHEREAS, the rates for Emergency Service, Interchange
Energy, Short Term Power and Energy, and Limited Term
Power (Firm), do not expressly include the cost of replacing sulfur dioxide ("SO2") emission allowances expended in order to provide such energy in compliance with Federal laws governing SO2 emission;


WHEREAS, IPL desires to amend the Agreement to clarify recovery of out-of-pocket costs occasioned by the sale of said energy as including the recovery of the incremental cost of SO2 emission allowances;


NOW, THEREFORE, in consideration of the premises and the

terms and conditions set forth herein; IPL desires to

amend the Agreement as follows:



Section 1.     Compensation for SO2 Emission Allowances.

The Buyer shall compensate IPL for the consumption of Sulfur Dioxide Emissions Allowances ("SO2 Allowances") directly attributed to electric energy sales by IPL to Buyer under the Service Schedules. Such compensation shall, at Buyer's option, be made by either supplying IPL with the number of SO2 Allowances directly attributed to such energy sales, or by reimbursing IPL for the incremental cost of such number of SO2 Allowances, rounded to the nearest whole SO2 Allowance.


If Buyer opts to reimburse IPL in cash for SO2 Allowances associated with Buyer's energy purchases for the month, the cash amount due at billing will be determined by multiplying the number of SO2 Allowances attributed to the sale by the incremental cost of the SO2 Allowances, as determined in Section 2.2, at the time of the sale.

If Buyer opts to reimburse IPL in SO2 Allowances, Buyer will record or transfer to IPL's account, the number of SO2 Allowances calculated below, at the time cash settlement for the energy is due. In all cases, Buyer will transfer to IPL's account the number of SO2
Allowances due IPL for calendar year no later than January 15 of the following year. "Transfer to IPL's account" shall mean, for purposes of the Amendment, the transfer by the USEPA of the requisite number of SO2
Allowances to IPL's Allowance Tracking System account and the receipt by IPL of the Allowance Transfer
Confirmation.


Section 2.     Determination of SO2 Emission Allowances Due IPL.

    Section 2.1.                    Number of SO2 Allowances

    The number of SO2 Allowances directly attributed to an energy sale made by IPL shall be determined for each hour, by determining the contribution from each of the unit(s) from which the energy sale is being made for that hour. For each unit, the emission rate in pounds of SO2 per million Btu will be determined each month, from fuel sulfur content, control equipment performance, and continuous emissions monitoring data. The emission rate and the unit heat rate will be used to determine the SO2
    Allowances used per megawatt-hour ("MWH"). The energy from each unit attributable to the sale, and the SO2 Allowances per MWH for each unit, will be used to determine the number of SO2 Allowances attributable to the sale.


    Section 2.2 .                   Cost of SO2 Allowances

    The incremental SO2 Allowance cost used to determine economic dispatch of IPL's generating units in any month, will also be the basis used to determine compensation for IPL's energy sales. The incremental SO2 Allowances cost, in dollars per ton of SO2, shall be determined each month and will be based on the Cantor Fitzgerald offer price for SO2
    Allowances, or if such is not available, then another nationally recognized SO2 Allowance trading market price or market price index, at the beginning of the month. The SO2 Allowance value may be changed at any time during the month to reflect the more current incremental cost, or market price, for SO2 Allowances. Buyer will be notified of the new
    SO2 Allowance value prior to dispatch of IPL energy to Buyer.


Section 3.     Effective Date.

This Amendment to the Agreement shall be made effective

as of January 1, 1995.



IN WITNESS WHEREOF, IPL has caused the foregoing

Amendment to be signed by its duly authorized officer,

effective as of the date set forth above.



INDIANAPOLIS POWER & LIGHT COMPANY


By: /s/ John C. Berlier, Jr.
         John C. Berlier, Jr.
         Vice President
         Resource Planning and Rates

            EMISSIONS CONSTRAINED DISPATCH PLAN
                 Effective January 1, 1995

Economic Dispatch is loading each generating unit so the lowest cost generation is called upon first to generate the power needed, thereby minimizing total electric energy generation cost. Emissions Constrained Dispatch is simply Economic Dispatch where the estimated value of the SO2 allowances being consumed by a unit is included as a part of the unit's cost of generation. A lower emitting unit will reflect a relatively lower emissions cost because it requires fewer sulfur dioxide
(SO2) allowances.

IPL's plan to implement Emissions Constrained Dispatch is to incorporate SO2 allowance values into the existing Energy Management System (load dispatching system), which economically dispatches IPL's generation. As the generation required (load) increases, the available unit with the lowest incremental cost is dispatched to meet the increase. As the generation demanded decreases, the unit with the highest incremental cost is dispatched to reduce its generation, thereby minimizing cost.1

Currently, the Energy Management System uses incremental heat rates, along with fuel and variable operation costs to determine the incremental cost of generation on each unit in service. Effective January 1, 1995, SO2 emissions related costs will be included in each unit's incremental cost prior to the incremental costs being compared to make the unit dispatch.

The incremental SO2 value will be in units of dollars per million British Thermal Units ($/MMBTU) and computed by the following guidelines:

        IPL plans to use EPA (Environmental Protection Agency) certifiable data for SO2 emission rates in conjunction with the incremental value of emission allowances to form the emissions dispatch cost in units of $/MMBTU. Each generating unit affected by the Clean Air Act will have its own specific SO2 emissions data input into the Energy Management System at the beginning of each month. That data will remain for the month unless projected coal deliveries for the month have an SO2 value that will change the current dispatch. The Fuel Supply Organization will notify the System Operation Office of the projected coal delivery SO2 emission rate in #SO2/MMBTU, so that a correct SO2 emission rate can be input into the Energy Management System.

        1  Optimization of unit loadings in the Energy
Management System is constrained by equipment physical limitations such as maximum rate of load pickup or maximum load reduction rate on a unit as well as contrained by the maximum and minimum capability of the units.

        IPL's Treasury Organization will not less often than the 10th day of each month supply the IPL System Operation Office the incremental value of an emission allowance in units of dollars per ton of SO2 based upon the Cantor Fitzgerald asking price for allowances, or other nationally recognized allowance trading market price, for use in IPL's emission constrained dispatch on a forward going basis. Beginning January 1, 1995, the allowance price that will be used for purposes of IPL's emissions constrained dispatch will be the asking price for allowances obtained from Cantor Fitzgerald on December 30, 1994. The Treasury Organization will track the emission allowance market and if a significant change in allowance prices occurs within a given month, the Treasury Organization may provide an updated allowance price value to the IPL System Operation Office. The updated allowance price will be entered into the Energy Management System and the economic dispatch algorithm will be updated accordingly.

The emissions cost will be added with the fuel and variable operating cost to produce a total dispatch cost. The total dispatch cost will be combined with the incremental unit heat rate data to produce the total incremental dispatch cost as calculated by the following formula:

        INCREMENTAL COST = (Fuel Cost + Emissions Value Divided By
                                Variable Operating Cost) X Incremental
                                Heat Rate

The dimensions for each of the variables is as follows:

        Emissions Value, $/MMBTU; Fuel Cost, $/MMBTU; Variable Operating Cost $/MMBTU; Incremental Heat Rate, MMBTU/MWH; Allowance Value, $/Allowance; Incremental Cost, $/MWH

The dispatch made using the total incremental cost, including
SO2 emissions related costs, will constitute IPL's Emissions
Constrained Dispatch.

                       MODIFICATION NO. 10
                            TO THE
                    INTERCONNECTION AGREEMENT
                           BETWEEN
               INDIANAPOLIS POWER & LIGHT COMPNAY
                             AND
          SOUTHERN INDIANA GAS AND ELECTRIC COMPANY
                  (SIGECO RATE SCHEDULE NO. 25)


THIS AMENDMENT made and entered into as of December 23, 1996, by Indianapolis Power & Light Company ("IPL") and Southern Indiana Gas and Electric Company ("SIGECO"), being an amendment to the Interconnection Agreement between IPL and SIGECO dated December 2, 1968, as amended (the "Agreement").

WHEREAS, IPL and SIGECO entered into the Agreement on December 2, 1968, which Agreement has been amended from time to time;

WHEREAS, the Agreement provides for the bundled sale of power and energy or transmission of power and energy by SIGECO to IPL under Service Schedules described as:

                Service Schedule A      Emergency Service
                Service Schedule B      Energy Transfer
                Service Schedule C      Interchange Energy
                Service Schedule D      Short Term Power and Energy
                Service Schedule E      Coordination of Scheduled
                                        Maintenance of Generating Facilities
                Service Schedule F      Limited Term Power
                Service Schedule G      Specific Transmission Service

WHEREAS, SIGECO no longer desires to provide services to IPL under certain of the above Service Schedules.

NOW, THEREFORE, in consideration of the premises and the terms and conditions set forth herein; the Agreement is hereby amended as follows:

        Effective December 31, 1996, SIGECO will no longer provide services to IPL under the following Service Schedules:

                Service Schedule A      Emergency Service
                Service Schedule C      Interchange Energy
                Service Schedule D      Short Term Power and Energy
                Service Schedule E      Coordination of Scheduled Maintenance
                                        of Generating Facilities
                Service Schedule F      Limited Term Powre
                Service Schedule G      Specific Transmission Service

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed by their duly authorized officers.

                                Indianapolis Power & Light Company


                                By:  /s/ Ramon L. Humke
                                     Ramon, L. Humke, President


                                Southern Indiana Gas and Electric Company


                                By:  /s/ J. Gordon Hurst
                                     J. Gordon Hurst
                                     Sr VP and General Manager of Operations


                       MODIFICATION NO. 11


                             TO THE


                    INTERCONNECTION AGREEMENT


                             BETWEEN


               INDIANAPOLIS POWER & LIGHT COMPANY


                               AND


             SOUTHERN INDIANA GAS & ELECTRIC COMPANY





                         Effective as of


                       MODIFICATION NO. 11
                             TO THE
                    INTERCONNECTION AGREEMENT
                             BETWEEN
               INDIANAPOLIS POWER & LIGHT COMPANY
                               AND
             SOUTHERN INDIANA GAS & ELECTRIC COMPANY


     Pursuant to Order No. 888, Indianapolis Power & Light
Company (IPL) restates the rates for service provided by IPL under the Interconnection Agreement as the following:

1) The Interconnection Agreement provides for IPL sales of capacity and energy under service schedules described as:

               Service Schedule A - Emergency Service
               Service Schedule C - Interchange Power
               Service Schedule D - Short Term Power and Energy
               Service Schedule E - Limited Term Power (Firm)

2) The wholesale generation component of the rate applicable to service under Section 3 of Service Schedule C, Interchange Power, shall be the bundled rate under Section 3 minus the transmission and ancillary service rates provided in Section 2 of this Modification.

     Where the Service Schedules provide for compensation to IPL in the form of equivalent energy, such return of equivalent energy shall be made of the generation component, with the transmission and ancillary services related to such return of equivalent energy arranged pursuant to and assessed as provided in Section 3 of this Modification.

     Service Schedule C provides for compensation to IPL regarding third party sale and resale transactions of Non-Displacement Energy in the form of a stated transmission charge plus "one mill per kilowatt-hour for difficult to quantify energy related costs." Service Schedule C is hereby be revised to remove the term "one mill per kilowatt-hour for difficult to quantify energy related costs."

3) Transmission and ancillary services necessary to effectuate sales under the Interconnection Agreement shall be arranged by IPL under and subject to the rates, terms, and conditions of IPL's Open Access Transmission Tariff. The rates for point-to-point transmission service and the two ancillary services necessary to effectuate sales under the Interconnection Agreement are provided below. IPL will provide either Short-Term Firm Point-to-Point or Non-Firm Point-to-Point transmission service and ancillary services for Scheduling, System Control and Dispatch Service (Scheduling Service), and Reactive Supply and Voltage Control from Generation Sources Service (Reactive Supply Service). IPL will not provide Regulation and Frequency Response Service, Energy Imbalance Service, Operating Reserve-Spinning Reserve Service, or Operating Reserve-Supplemental Reserve Service in connection with the sales under the Interconnection Agreement, and there will be no charge for such services in connection with the sales under the Interconnection Agreement.

     The rates for both Short-Term Firm and Non-Firm Point-to-Point Service are: $ 930.00/MW of reserved capacity for monthly service, $215.00/MW of reserved capacity for weekly service, $43.00/MW of reserved capacity for on-peak daily, and $30.70/MW of reserved capacity for off-peak daily service with the daily service capacity charges capped at the weekly rates. Non-Firm Point-to-Point service is available on an hourly basis at $2.69/MW for on-peak hours and $1.28/MWH for off-peak hours with the maximum hourly charges capped at the daily rates.

     For Scheduling Service, the monthly charges are $10.00/MW of reservation, the weekly rate is $3.00/MW, the daily rate is $0.60/MW, and the hourly rate is $0.04/MWH. The sum of the hourly charges is capped at the daily rates, the sum of the daily charges is capped at the weekly rate, and the sum of the weekly charges is capped at the monthly rate.

     For Reactive Supply Service, the monthly charges are $110.00/MW of reservation, the weekly rate is $25.00/MW, the daily rate is $5.00/MW, and the hourly rate is $0.31/MWH. The sum of the hourly charges is capped at the daily rates, the sum of the daily charges is capped at the weekly rate, and the sum of the weekly charges is capped at the monthly rate.

     If transmission and ancillary services are obtained by Southern Indiana Gas & Electric Company under Indianapolis Power & Light Company's Open Access Transmission Tariff, there will be no charge related to transmission and ancillary service assessed under the Interconnection Agreement. A service agreement under Indianapolis Power & Light Company's Open Access Transmission Tariff is on file as of the effective date of this Modification No. 10 to govern service to Southern Indiana Gas & Electric Company for this power sale, and charges for transmission and ancillary services for this power sale will be assessed to Southern Indiana Gas & Electric Company under the Open Access Transmission Tariff.